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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2011

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger Funds II

SEMI-ANNUAL REPORT
April 30, 2011
(Unaudited)

Table of Contents

THE ALGER FUNDS II

Letter to Our Shareholders	1

Fund Highlights	11

Portfolio Summary	16

Schedules of Investments	17

Statements of Assets and Liabilities	52

Statements of Operations	56

Statements of Changes in Net Assets	58

Statements of Cash Flows	61

Financial Highlights	62

Notes to Financial Statements	73

Additional Information	90

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Dear Shareholders,	May 20, 2011

Indications that the economic recovery was gaining traction fueled a strong equity rally during the six-month period ended April 30, 2011, with the S&P 500 posting a 16.36% return. Market volatility was prevalent, however, as many investors feared that political turmoil in the Middle East and North Africa would disrupt global oil production and lead to higher energy prices. Concerns over the economic impact of the earthquake, tsunami and nuclear power plant accident in Japan also weighed heavily on investors. During the period, we maintained our focus on generating strong investment returns by conducting thoughtful, research-driven stock selection, while also assessing macro economic developments and the humanitarian impact of the Japan crisis.

Performance of the S&P 500 was virtually flat in November, but encouraging retail shopping trends and other upbeat news pushed the index into positive territory for December and January. Yet, by mid-February, investors’ fears over rising oil prices strengthened and equity markets started to perform in a manner that we have seen before—market returns became inversely correlated to the price of oil. Market volatility continued as investors focused on the implications of the Japan crisis, although a steady stream of encouraging economic data helped support the ongoing equity rally throughout the remainder of the six-month period.

Broadly speaking, market performance was consistent with our expectations. In our Winter 2010/2011 Market Commentary, we maintained that economic acceleration, strong corporate earnings, healthy balance sheets, job market improvements, and other developments would lead to further gains in U.S. equities this year. Yet, we cautioned that volatility would continue and markets would eventually struggle to maintain gains as weak real estate prices, high unemployment rates, and fears of potential global trade conflicts lingered.

The Recovery Strengthens

The six-month period was highlighted by a variety of encouraging developments. In January, the Department of Labor announced that December unemployment dropped to 9.4%, down from 9.8% in November. The trend continued, with the rate dropping to 9.0% in January and to 8.9% in February—its lowest level since April of 2009. Also encouraging, applications for unemployment insurance declined by 22,000 to 391,000 for the week ended February 19, sparking optimism that job layoffs were slowing. In the corporate world, earnings growth continued with many of our holdings, like Apple, Inc., Oracle Corp., United Parcel Service, Inc., ConocoPhillips, Cliffs Natural Resources, Inc., and Aetna, Inc. contributing to optimism with earnings that outpaced analysts’ forecasts. In Detroit, Chrysler Group LLC’s January U.S. auto sales climbed 23% and General Motors Co. achieved its first annual profit since 2004.

The Conference Board, meanwhile, reported that its Consumer Confidence Index climbed to 70.4 in February, its highest level in three years. Also impressive was Federal Reserve data showing annualized GDP growth of 2.8% for the fourth quarter, which while below analysts’ expectations, was still encouraging. The Federal Reserve also estimated that 2011 GDP would grow 3.4% to 3.9%, compared to a previous estimate of 3.0% to 3.6%.

Trouble Overseas

Investor optimism eventually waned and the S&P 500 tumbled approximately 6.41% during the three-and-a-half-week period ended March 18. While the end of earnings season may have naturally shifted investor attention from corporate fundamentals, turmoil in the Middle East and in North Africa clearly weighed heavily on markets by creating concerns over the possible economic implications of higher energy prices and the lack of decisive change in U.S. energy consumption and in U.S. energy policy. Rising prices for all types of commodities also continued to be a central issue. Indeed, escalating food prices and the economic challenges they created in many parts of the world were significant triggers to the anti-government protests in Tunisia that sparked rebellion across Bahrain, Yemen, Egypt, Algeria, and eventually Libya. In Egypt, where 40% of the nation lives in poverty, President Hosni Mubarak was forced to resign, which encouraged similar protests in other countries. Protestors in Libya eventually shut down an estimated 50% of the country’s daily oil production of 1.8 million barrels. Concerns over a tightening of oil supply drove prices of West Texas Intermediate Crude from $91.55 a barrel at the beginning of the year to $113.52 on April 29.

Investors became even more skittish in March when Japan was hit by a magnitude 8.9 earthquake—the strongest in the country’s history. The quake and resulting tsunami left a wake of despair, destroying entire towns and communities in a single day. Even more alarming, the earthquake damaged cooling systems at the Fukushima Daiichi nuclear power facility, and a series of explosions damaged the plant’s nuclear reactors, left fuel rods exposed, and released radiation into the atmosphere. U.S. officials urged expatriates to stay at least 50 miles from the facility as Japanese workers frantically struggled to stop the crisis from worsening. Investors, understandably, grew concerned: Japan is the world’s third-largest economy, so disruptions in manufacturing and consumption could have a considerable impact on global growth, at least in the near term. As we watch the disaster unfold, we feel confident that as the Japanese rebuild their nation, they will become stronger as a country, and they will eventually make many positive contributions to society and the global economy. In the meantime, we continue to admire their perseverance.

Investor Psychology and the Road Ahead

We still believe that equity markets have strong potential for generating attractive gains, although fears over oil prices and concerns over Japan’s impact on global economic growth will be significant challenges. Regarding oil, higher energy prices do not necessarily cause economic recession. Rather, it is the rate of change that is important. Oil price spikes must be drastic to cause an “oil shock” to the economy (we recognize that the fundamental strength of the economy at the time oil prices increase also matters, but we currently think the U.S. economy is stronger than most believe). Generally speaking, past global recessions and cyclical bear markets triggered by oil have occurred only after prices increased by more than 100% in a short period, according to BCA Research, an independent economic research firm. We are not at that point yet. Disruptions in petroleum production, of course, could cause pain at the pump for American motorists, but in some ways, the U.S. is better prepared for price increases than in the past. Americans now spend just slightly more than 5% of their disposable income on energy, down from more than 8% in the 1980s, according to BCA. Oil’s role in America’s energy usage has also declined, accounting for only 37% of energy consumed in 2009, down from 44% in 1980, according to the U.S. Energy Information Administration. We also believe that the run up in oil prices that occurred from 2003 to 2008 succeeded in conditioning, at least partially, American consumers and businesses to potentially higher energy prices over the long term.

We believe that the development of a substantial oil shortage is unlikely. World oil production exceeds demand by an estimated three million to four million barrels per day, and many oil producing countries are capable of boosting output. Demand in the U.S. and developed economies has, in fact, been relatively flat, with emerging markets, especially China, driving recent oil demand growth. Additionally, consumption of oil in Japan, at least for the short term, has been crimped by the country’s crisis. An escalation of political turmoil in the Middle East and North Africa is still possible, but unless it affects oil production in Saudi Arabia, which is the world’s second-largest oil producer, it is unlikely to result in near-term supply shortages.

Regarding Japan, the impact of the country’s crisis on the global economy will be felt in coming months. Japan represents 6% to 8% of global GDP, and power outages have shut down many factories in the country. Supply chain disruptions, especially in the auto and technology industries, will occur as a result. These are short-term events that long-term investors should, and we think will, look beyond. Moreover, the massive rebuilding of Japan should eventually be a source of global economic stimulus. Finally, with an unreliable power supply in Japan, it is currently unknown if the country’s manufacturing capacity is significantly compromised even in the short term; however, much of the country’s industry infrastructure is state-of-the-art technology that minimizes damage from earthquakes, so it’s possible that manufacturing production will resume as soon as dependable electrical energy is restored.

We maintain that market resilience in the first quarter signals investors’ understanding of a vital fact: the U.S. economic recovery is strengthening. This has and will continue to support, we believe, a continuing rally in U.S. equities. Alger’s philosophy of “Investing in Positive Dynamic Change” has never been more appropriate than today. Change, whether from political events such as the uprisings in the Middle East or from the continuing impact of emerging markets across Asia and South America, has never been more evident. While change is almost always unsettling for some investors, we believe that it generates opportunities to buy attractively priced and well-run companies that have superior potential for growth. We continue to believe that research is the cornerstone of superior portfolio management, regardless of economic conditions, and that our proven and disciplined process for identifying companies experiencing Positive Dynamic Change will continue to produce superior long-term results for our clients.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned 19.95% for the fiscal six-month period ended April 30, 2011, compared to the 17.77% return of the Russell 3000 Growth Index.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 104.97% of assets. In aggregate, long positions contributed approximately 21.75% to performance. The Fund had an average -7.52% allocation to short positions. The short positions had an approximately -1.80% contribution to performance.

During the period, the largest sector weightings in the Alger Spectra Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance. Sectors that detracted from performance included Consumer Staples and Telecommunication Services.

Regarding the Fund’s long positions, the most important relative contributors were Focus Media Holding Ltd., SINA Corp., Skyworks Solutions Inc., Hertz Global Holdings Inc., and Blackrock Inc. Among short positions, SunTrust Banks, Inc. had the largest positive contribution to performance. Conversely, detracting from overall results on a relative basis were long positions in International Business Machines Corp., United Continental Holdings Inc., and Expedia Inc. Short positions that detracted from performance were Cablevision Systems Corp., C.R. Bard Inc., and EOG Resources, Inc.

Alger Green Fund

The Alger Green Fund returned 9.95% for the fiscal six-month period ended April 30, 2011, compared with a return of 17.77% for the Russell 3000 Growth Index.

During the period, the largest sector weightings in the Alger Green Fund were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Industrials and the largest sector underweight for the period was in Energy. Relative outperformance in the Materials and Utilities sectors was the most important contributor to performance. Sectors that detracted from performance included Energy and Information Technology.

Among the most important relative contributors were Rockwood Holdings, Inc., Cummins, Inc., General Cable Corp., Navistar International Corp., and Clean Harbors, Inc. Conversely, detracting from overall results on a relative basis were

Metabolix Inc., American Superconductor Corp., SmartHeat Inc.; EnerNOC, Inc., and International Business Machines Corp.

Alger Analyst Fund

The Alger Analyst Fund returned 15.30% for the fiscal six-month period ended April 30, 2011.  The Fund’s benchmark, the Russell 3000 Growth Index, returned 17.77% during the same period.

During the period, the largest sector weightings in the Alger Analyst Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Health Care and the largest sector underweight for the period was in Information Technology. Relative outperformance in the Consumer Discretionary and Information Technology sectors was the most important contributor to performance. Sectors that detracted from performance included Industrials and Energy.

Among the most important relative contributors were Shutterfly, Inc.; Bucyrus International Inc.; Cognizant Technology Solutions Corp.; Optimer Pharmaceuticals, Inc.; and Cisco Systems, Inc. Conversely, detracting from overall results on a relative basis were Apple, Inc.; Oracle Corp.; Qualcomm, Inc.; Metabolix, Inc.; and Cephalon, Inc.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 12.89%, compared to the 8.04% return of the Fund’s benchmark, which is an equally weighted blend of the S&P 500 Index and the 3-Month London Interbank Offered Rate (LIBOR), for the six-month fiscal period ended April 30, 2011.

For the period, the Fund’s average long exposure was 84.94% and the average short exposure was -33.01%, for an average net exposure of 51.93% and average gross exposure of 117.95%. Cash, which is a residual of long exposure and short sale proceeds, averaged 48.07%. For the period, our long positions returned 24.40% as compared to the S&P 500 Index’s 16.37% and contributed approximately 19.33% to Fund performance. Our short hedge positions rose 20.43% and subtracted approximately 6.44% from Fund performance.

During the period, the largest sector weightings in the Alger Dynamic Opportunities Fund were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Financials. Relative outperformance in the Information Technology and Materials sectors was the most important contributor to performance. Sectors that detracted from performance included Financials and Consumer Staples.

Among the most important relative contributors were OpenTable, Inc.; Cliffs Natural Resources, Inc.; Flowserve Corp.; Arcos Dorados Holdings Inc.; and Devon Energy Corp. Conversely, detracting from overall results on a relative basis were Metabolix, Inc.; Cablevision Systems Corp.; Ericsson ADR; International Business Machines Corp., and Occidental Petroleum Corp. Among short positions, Cablevision Systems Corp. was a top detractor from performance while Best Buy Co., Inc. contributed to performance.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned 2.40% from its December 29, 2010 commencement of operations date to April 30, 2011, compared to the 6.63% return of its benchmark, the MSCI Emerging Markets Index.

During the period, the largest sector weightings in the Alger Emerging Markets Fund were in the Materials and Financials sectors. The largest sector overweight for the period was in Materials and the largest sector underweight for the period was in Telecommunication Services. Relative outperformance in the Materials and Information Technology sectors was the most important contributor to performance. Sectors that detracted from performance included Energy and Industrials.

During the reporting period, the Fund’s largest country weightings were in China and Brazil. The largest country overweight was in Argentina and the largest underweight was in South Africa.  Regarding stock selection, holdings in China, Taiwan and Egypt had a positive impact on performance. Among countries where stock selection detracted from performance were Korea, Russia, and Brazil.

Anhui Conch Cement Co., Ltd., Baidu, Inc., Wynn Macau Ltd., KGHM Polska Miedz, and Lukoil OAO were top contributors to relative performance. Conversely, detracting from overall results on a relative basis were Samsung Techwin Co., Ltd.; Doosan Heavy Industries and Construction Co., Ltd.; MTN Group Ltd.; Ranbaxy Labs Gdr Reg S; and Mahindra & Mahindra Gdr Reg S.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Dan Chung, CFA

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholder Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2011. Securities mentioned in the Shareholders Letter, if not found in the Schedule of Investments, may have been held by the Funds during the six-month fiscal period.

A Word About Risk

Investing in the stock market involves gains and losses and may not be suitable for all investors.  Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Fund’s net asset value can decrease more quickly than if the Fund had not borrowed. Some Alger Funds, such as the Alger Spectra Fund and the Alger Dynamic Opportunities Fund, may engage in short sales, which presents additional risk. To engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The Fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

A small investment in derivatives could have a potentially large impact on the Fund’s performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised.  When a call option written by the Fund is exercised, the Fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes are subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks, the risk of non-performance by the contract counterparty, and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates. The cost of borrowing money to leverage could exceed the returns for securities purchased or the securities purchased may actually go down in value; thus, the Fund’s net asset value could decrease more quickly than if it had not borrowed.

The Alger Green Fund’s environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

The Alger Dynamic Opportunities Fund is a non-diversified investment company, which means that it is not required to maintain, as to 75% of its assets, no more than 5% of its assets in any single issuer.  Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about the Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•                  The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The 3-Month London Interbank Offered Rate (LIBOR) is based on rates that contributor banks in London offer each other for inter-bank deposits.

•                  The Standard & Poor’s 500 Index is an index of large-company common stocks and is considered to be representative of the U.S. stock market.

•                  Investors cannot invest directly in any index.

FUND PERFORMANCE AS OF 3/31/11 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A	12.03%	9.25%	6.12%
Alger Spectra Class C *	16.38%	9.66%	5.93%
Alger Spectra Class I †	18.41%	10.57%	6.76%
Alger Spectra Class Z ‡	18.31%	10.45%	6.70%

*

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

†

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares

FUND PERFORMANCE AS OF 3/31/11 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger Green Class A (Inception 12/4/00)*	4.14%	2.51%	(1.78)%
Alger Green Class C (Inception 9/24/08)†	8.18%	2.86%	(2.00)%
Alger Green Class I (Inception 9/24/08)‡	9.93%	3.60%	(1.28)%

Alger Analyst Class A (Inception 3/30/07)	6.51%	n/a	1.36%
Alger Analyst Class C (Inception 9/24/08)†	10.54%	n/a	1.95%
Alger Analyst Class I (Inception 9/24/08)‡	12.47%	n/a	2.73%

Alger Dynamic Opportunities Class A (Inception 11/2/09)	3.21%	n/a	6.77%
Alger Dynamic Opportunities Class C (Inception 12/29/10)§	7.15%	n/a	10.09%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)**	9.04%	n/a	10.98%

Alger Emerging Markets Class A (Inception 12/29/10)	n/a	n/a	(5.97)%
Alger Emerging Markets Class C (Inception 12/29/10)	n/a	n/a	(2.39)%
Alger Emerging Markets Class I (Inception 12/29/10)	n/a	n/a	(1.30)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

*

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

†

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡

Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
**

Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had different portfolio manager.  As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

ALGER SPECTRA FUND

Fund Highlights Through April 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2011. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1974
Class A (Inception 7/28/69)*,†	16.75%	10.15%	5.43%	16.18%
Class C (Inception 9/24/08)†,‡,§	21.34%	10.57%	5.23%	15.49%
Class I (Inception 9/24/08)†,**	23.38%	11.48%	6.06%	16.37%
Class Z (Inception 12/29/10)†,††	23.39%	11.38%	6.01%	16.35%
Russell 3000 Growth Index	21.62%	5.05%	2.38%	n/a

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Historical performance has been calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund’s investment advisor.  The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996.  The calculation of total return during that time assumes dividends were reinvested at market value.  Had dividends not been reinvested, performance would have been lower.

‡

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Returns reflect the applicable contingent deferred sales charge.
**

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

††	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER GREEN FUND

Fund Highlights Through April 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2011.  The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/4/2000
Class A (Inception 12/4/00)*,†	3.11%	2.67%	0.77%	(1.64)%
Class C (Inception 9/24/08)‡,§	6.97%	3.00%	0.55%	(1.87)%
Class I (Inception 9/24/08)**	8.88%	3.75%	1.30%	(1.14)%
Russell 3000 Growth Index	21.62%	5.05%	2.38%	0.86%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had a different portfolio manager.  As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

‡	Historical performance prior to 9/24/2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.
§	Returns reflect the applicable contingent deferred sales charge.
**

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER ANALYST FUND

Fund Highlights Through April 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) on March 30, 2007, the inception date of the Alger Analyst Fund Class A, through April 30, 2011. The figures for the Alger Analyst Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends.  Performance for the Alger Analyst Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/30/2007
Class A (Inception 3/30/07)*	8.59%	n/a	n/a	2.16%
Class C (Inception 9/24/08)†,‡	12.82%	n/a	n/a	2.74%
Class I (Inception 9/24/08)§	14.70%	n/a	n/a	3.51%
Russell 3000 Growth Index	21.62%	n/a	n/a	4.54%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Historical performance prior to 9/24/2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.
‡	Returns reflect the applicable contingent deferred sales charge.
§

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through April 30, 2011(Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Blended S&P 500/3-Month London Interbank Offered Rate (“LIBOR”) on November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through April 30, 2011. The figures for the Alger Dynamic Opportunities Fund Class A, and the Blended S&P 500/LIBOR include reinvestment of dividends. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to differences in expense and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/2/2009
Class A (Inception 11/2/09)*	7.39%	n/a	n/a	8.48%
Class C (Inception 12/29/10)†,‡	11.38%	n/a	n/a	11.54%
Class Z (Inception 12/29/10)§	13.32%	n/a	n/a	12.44%
Blended S&P 500 / LIBOR	8.91%	n/a	n/a	11.08%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

‡	Returns reflect the applicable contingent deferred sales charge.
§	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER EMERGING MARKETS FUND

Fund Highlights Through April 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged indexes of common stocks) on December 29, 2010, the inception date of the Alger Emerging Markets Fund Class A, through April 30, 2011. The figures for the Alger Emerging Markets Fund Class A, and the MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets Fund Class C and Class I shares will vary from the results shown above due to differences in expense and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class A (Inception 12/29/10)*	n/a	n/a	n/a	(2.94)%
Class C (Inception 12/29/10)†	n/a	n/a	n/a	0.70%
Class I (Inception 12/29/10)	n/a	n/a	n/a	1.90%
MSCI Emerging Markets Index	n/a	n/a	n/a	6.63%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.

PORTFOLIO SUMMARY†

April 30, 2011 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund*
Consumer Discretionary	15.4%	19.4%	18.5%	6.0%
Consumer Staples	3.3	6.3	2.3	1.9
Energy	10.9	2.5	10.0	10.9
Financials	6.9	2.8	4.5	(2.5)
Health Care	10.7	6.4	9.8	10.7
Industrials	15.1	19.4	10.1	8.9
Information Technology	28.2	29.5	23.5	15.0
Materials	5.5	7.4	4.7	4.9
Telecommunication Services	0.2	0.0	1.1	0.0
Utilities	0.0	2.1	0.0	0.0
Short-Term Investments and Net Other Assets	3.8	4.2	15.5	44.2
	100.0%	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Argentina	0.3%
Brazil	14.9
Cayman Islands	1.6
Chile	0.3
China	16.1
Colombia	0.4
Columbia	0.9
Hong Kong	0.7
Hungary	0.5
India	6.1
Indonesia	2.1
Malaysia	3.3
Mexico	4.0
Philippines	0.6
Poland	1.1
Russia	7.8
South Africa	5.9
South Korea	13.9
Taiwan	10.3
Thailand	1.9
Turkey	1.7
Cash and Net Other Assets	5.6
100.0%

†	Based on net assets for each Fund.
*	Includes short sales as a reduction of sector exposure.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments‡ (Unaudited) April 30, 2011

	SHARES	VALUE
COMMON STOCKS—100.2%
ADVERTISING—1.7%
Focus Media Holding Ltd. #*	499,600	$17,560,940
Interpublic Group of Cos., Inc., /The	74,500	875,375
		18,436,315
AEROSPACE & DEFENSE—1.3%
Goodrich Corp.	110,600	9,773,722
Rockwell Collins, Inc.	76,700	4,839,770
		14,613,492
AIR FREIGHT & LOGISTICS—2.4%
FedEx Corp.	77,700	7,433,559
United Parcel Service, Inc., Cl. B +	257,200	19,282,284
		26,715,843
AIRLINES—0.6%
United Continental Holdings, Inc.*	287,900	6,569,878

APPAREL RETAIL—0.3%
Abercrombie & Fitch Co., Cl. A	49,100	3,476,280

APPLICATION SOFTWARE—1.4%
Cadence Design Systems, Inc. *	92,500	960,150
Informatica Corp. *	106,400	5,959,464
Nice Systems Ltd. #*	112,195	4,277,995
Salesforce.com, Inc. *	31,500	4,365,900
		15,563,509
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
BlackRock, Inc. +	48,100	9,424,714
KKR & Co., LP	254,800	4,831,008
		14,255,722
AUTO PARTS & EQUIPMENT—0.8%
Lear Corp.	177,500	9,077,350

AUTOMOBILE MANUFACTURERS—1.2%
Bayerische Motoren Werke AG#	415,266	13,018,589

BIOTECHNOLOGY—1.9%
Human Genome Sciences, Inc. *	295,030	8,694,534
InterMune, Inc. *	72,100	3,218,544
Optimer Pharmaceuticals, Inc. *	646,000	8,158,980
		20,072,058
BROADCASTING & CABLE TV—0.5%
CBS Corp., Cl. B	199,500	5,031,390

COAL & CONSUMABLE FUELS—1.0%
Peabody Energy Corp.	169,900	11,352,718

COMMODITY CHEMICALS—0.6%
Celanese Corp.	140,000	6,988,800

COMMUNICATIONS EQUIPMENT—3.1%
Ciena Corp. *	166,400	4,699,136
Cisco Systems, Inc. +	167,092	2,934,136
Corning, Inc.	178,600	3,739,884
Qualcomm, Inc. +	326,717	18,570,594

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Riverbed Technology, Inc. *	131,200	$4,610,368
		34,554,118
COMPUTER HARDWARE—6.7%
Apple, Inc. *+	163,972	57,099,969
Hewlett-Packard Co. +	377,461	15,238,101
		72,338,070
COMPUTER STORAGE & PERIPHERALS—1.9%
EMC Corp. *	468,499	13,277,262
OCZ Technology Group, Inc. *	100,000	821,000
SanDisk Corp. *	73,300	3,601,962
Seagate Technology PLC	199,600	3,516,952
		21,217,176
CONSTRUCTION & ENGINEERING—0.3%
Chicago Bridge & Iron Co., NV#	87,600	3,551,304

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—4.2%
Caterpillar, Inc.	110,500	12,752,805
Cummins, Inc.	123,300	14,818,193
Deere & Co.	86,300	8,414,250
WABCO Holdings, Inc. *	116,800	8,625,680
		44,610,928
DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Mastercard, Inc.+	31,665	8,736,057

DEPARTMENT STORES—0.5%
Kohl’s Corp.	103,300	5,444,943

DIVERSIFIED BANKS—0.8%
Comerica, Inc.	14,400	546,192
Itau Unibanco Holding SA #	166,900	3,963,875
Wells Fargo & Co.	161,900	4,712,909
		9,222,976
DIVERSIFIED METALS & MINING—2.3%
Cliffs Natural Resources, Inc.	106,243	9,957,094
Freeport-McMoRan Copper & Gold, Inc.	109,000	5,998,270
Molycorp, Inc. *	123,600	9,059,880
		25,015,244
DRUG RETAIL—0.7%
CVS Caremark Corp.	216,600	7,849,584

EDUCATION SERVICES—0.7%
New Oriental Education & Technology Group#*	58,500	7,291,440

ELECTRICAL COMPONENTS & EQUIPMENT—0.2%
Hubbell Inc., Cl. B	27,700	1,938,723

ENVIRONMENTAL & FACILITIES SERVICES—0.6%
Republic Services, Inc.	204,500	6,466,290

FERTILIZERS & AGRICULTURAL CHEMICALS—0.6%
Mosaic Co., /The	91,593	6,856,652

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FOOTWEAR—0.3%
NIKE Inc., Cl. B	33,800	$2,782,416

GOLD—0.4%
Yamana Gold, Inc.	352,200	4,476,462

HEALTH CARE DISTRIBUTORS—0.2%
McKesson Corp.	24,000	1,992,240

HEALTH CARE EQUIPMENT—1.7%
Covidien PLC +	244,212	13,600,167
Given Imaging Ltd *	141,028	2,951,716
Insulet Corp. *	136,001	2,922,661
		19,474,544
HEALTH CARE FACILITIES—0.7%
Universal Health Services, Inc., Cl. B	131,380	7,196,996

HEALTH CARE SERVICES—0.8%
Express Scripts, Inc.*	161,900	9,186,206

HOME FURNISHING RETAIL—0.2%
Williams-Sonoma, Inc.	53,288	2,313,232

HOME IMPROVEMENT RETAIL—1.5%
Lowe’s Companies, Inc.	622,972	16,353,015

HOTELS RESORTS & CRUISE LINES—0.9%
Home Inns & Hotels Management, Inc. #*	50,400	2,178,792
Wyndham Worldwide Corporation	223,700	7,742,257
		9,921,049
HOUSEHOLD APPLIANCES—0.3%
Stanley Black & Decker, Inc.	52,200	3,792,330

HOUSEHOLD PRODUCTS—1.0%
Procter & Gamble Co., /The	174,000	11,292,601

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
Towers Watson & Co.	63,300	3,630,888

HYPERMARKETS & SUPER CENTERS—0.5%
Wal-Mart Stores, Inc.+	90,883	4,996,747

INDUSTRIAL CONGLOMERATES—1.4%
3M Co.	55,800	5,424,318
Tyco International Ltd.	211,121	10,290,038
		15,714,356
INDUSTRIAL MACHINERY—1.7%
Flowserve Corp.	38,600	4,887,532
Ingersoll-Rand PLC	278,100	14,044,050
		18,931,582
INTEGRATED OIL & GAS—4.1%
Chevron Corp. +	48,561	5,314,516
ConocoPhillips	246,100	19,424,673
Royal Dutch Shell PLC #	258,800	20,051,824
		44,791,013

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTEGRATED TELECOMMUNICATION SERVICES—0.2%
Verizon Communications, Inc.	63,900	$2,414,142

INTERNET RETAIL—1.6%
Amazon.com, Inc. *	58,300	11,455,950
Expedia, Inc. +	247,490	6,194,675
		17,650,625
INTERNET SOFTWARE & SERVICES—5.9%
Baidu, Inc. #*	300	44,556
Cornerstone OnDemand, Inc. *	129,100	2,470,974
eBay, Inc. *	165,900	5,706,960
Google, Inc., Cl. A *+	34,755	18,910,196
GSI Commerce, Inc. *+	222,217	6,504,292
IAC/InterActiveCorp. *+	288,446	10,415,785
Sina Corp. *	25,595	3,448,926
VistaPrint Ltd. *	197,845	10,762,768
Yahoo! Inc. *+	310,135	5,504,896
		63,769,353
INVESTMENT BANKING & BROKERAGE—0.9%
Goldman Sachs Group, Inc., /The	41,200	6,221,612
Lazard Ltd., Cl. A	64,100	2,628,100
LPL Investment Holdings, Inc. *	39,800	1,459,864
		10,309,576
IT CONSULTING & OTHER SERVICES—2.5%
Gartner, Inc. *	108,500	4,655,735
hiSoft Technology International #*	56,500	1,054,290
International Business Machines Corp. +	125,113	21,341,776
		27,051,801
LEISURE FACILITIES—0.3%
Six Flags Entertainment Corp.	50,400	3,453,912

LEISURE PRODUCTS—2.0%
Hanesbrands, Inc. *	299,600	9,739,996
Phillips-Van Heusen Corp.	162,900	11,469,789
Warnaco Group Inc., /The *	7,300	469,828
		21,679,613
LIFE & HEALTH INSURANCE—0.9%
MetLife, Inc.	210,200	9,835,258

LIFE SCIENCES TOOLS & SERVICES—1.9%
Thermo Fisher Scientific, Inc.*	353,112	21,183,189

MANAGED HEALTH CARE—1.8%
Aetna, Inc.	342,300	14,164,374
CIGNA Corp.	124,800	5,844,384
		20,008,758
MOVIES & ENTERTAINMENT—1.5%
Liberty Media Corp., Capital, Cl. A *	139,497	11,476,418
Walt Disney Co., /The	112,700	4,857,370
		16,333,788

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—3.0%
Baker Hughes, Inc.	298,300	$23,091,403
Halliburton Company	115,700	5,840,536
National Oilwell Varco, Inc.	49,800	3,819,162
		32,751,101
OIL & GAS EXPLORATION & PRODUCTION—2.8%
Devon Energy Corp.	33,100	3,012,100
Kodiak Oil & Gas Corp. *	571,400	4,011,228
Newfield Exploration Co. *	106,000	7,504,800
Nexen, Inc. +	378,263	9,997,491
Petrohawk Energy Corp. *	265,600	7,173,856
		31,699,475
OIL, GAS & CONSUMABLE FUELS—0.5%
Williams Cos., Inc., /The	153,500	5,091,595

OTHER DIVERSIFIED FINANCIAL SERVICES—2.9%
BM&F Bovespa SA	1,357,400	10,184,812
Citigroup, Inc. *	1,451,100	6,660,549
JPMorgan Chase & Co. +	332,643	15,178,500
		32,023,861
PHARMACEUTICALS—2.9%
Allergan, Inc.	128,300	10,207,548
Auxilium Pharmaceuticals, Inc. *	235,100	5,727,036
Bristol-Myers Squibb Co.	54,600	1,534,260
Johnson & Johnson	109,700	7,209,484
Medicis Pharmaceutical Corp., Cl. A	29,000	1,028,340
Pfizer, Inc. +	285,199	5,977,771
		31,684,439
PRECIOUS METALS & MINERALS—1.3%
ETFS Palladium Trust *	20,190	1,594,001
SPDR Gold Trust *	54,971	8,375,381
Stillwater Mining Co. *	184,900	4,217,569
		14,186,951
RAILROADS—1.1%
CSX Corp.	156,500	12,314,985

RESEARCH & CONSULTING SERVICES—0.1%
Verisk Analytic, Inc., Cl. A*	39,200	1,289,680

RESIDENTIAL REITS—0.1%
American Campus Communities, Inc.	24,700	868,205

RESTAURANTS—0.8%
McDonald’s Corp.	109,961	8,611,046

SEMICONDUCTOR EQUIPMENT—0.5%
Lam Research Corp.*+	123,300	5,956,623

SEMICONDUCTORS—3.6%
Altera Corp.	117,180	5,706,666
Avago Technologies Ltd.	199,500	6,675,270
Broadcom Corp., Cl. A *	66,600	2,342,988
NXP Semiconductor NV *	174,200	5,818,280

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
ON Semiconductor Corp. *	68,693	$721,963
Skyworks Solutions, Inc. *+	336,266	10,578,929
Texas Instruments, Inc.	230,700	8,196,771
		40,040,867
SOFT DRINKS—0.9%
PepsiCo, Inc.+	136,215	9,383,851

SPECIALIZED FINANCE—0.7%
CME Group, Inc.	25,400	7,512,558

SPECIALTY CHEMICALS—0.3%
Cytec Industries, Inc.	55,100	3,233,268

SYSTEMS SOFTWARE—2.7%
Oracle Corp.+	813,845	29,339,112

TOBACCO—0.6%
Philip Morris International, Inc.+	97,094	6,742,207

TRUCKING—1.3%
Hertz Global Holdings, Inc.*	785,042	13,510,573

WIRELESS TELECOMMUNICATION SERVICES—0.2%
SBA Communications Corp.*	77,400	2,989,962

TOTAL COMMON STOCKS (Cost $965,961,051)		1,100,031,500

CONVERTIBLE PREFERRED STOCK—0.5%
HOUSEHOLD APPLIANCES—0.2%
Stanley Black & Decker, Inc.*	18,633	2,197,762

PHARMACEUTICALS—0.3%
Merrimack Pharmaceuticals, Inc., Series G, %, *,(L3),(a)	406,230	2,843,610

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $4,706,910)		5,041,372

PREFERRED STOCKS—0.5%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
JPMorgan Chase & Co., 8.63%, 09/1/13 (Cost $5,391,283)	194,990	5,389,524

PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.4%
CABLE & SATELLITE—0.2%
XM Satellite Radio Inc., 7.00%, 12/1/14(L2)(b)	1,500,000	2,193,750

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—(CONT.)
HOMEBUILDING—0.2%
Lennar Corp., 2.75%, 12/15/20(L2)(b)	$1,989,000	$2,207,790
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $3,568,929)		4,401,540

Total Investments (Cost $979,628,173)(c)	101.6%	1,114,863,936
Liabilities in Excess of Other Assets	(1.6)	(17,091,298)

NET ASSETS	100.0%	$1,097,772,638

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

+	All or a portion of this security is held as collateral for securities sold short.
*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $2,843,610 and represents 0.3% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.4% of the net assets of the Fund.

(c)

At April 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $983,093,329 amounted to $131,770,607 which consisted of aggregate gross unrealized appreciation of $144,058,422 and aggregate gross unrealized depreciation of $12,287,815.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Securities Sold Short‡ (Unaudited) April 30, 2011

	SHARES	VALUE
COMMON STOCKS—(5.4)%
ASSET MANAGEMENT & CUSTODY BANKS—(0.4)%
Federated Investors Inc., Cl. B	175,000	$4,511,500

BIOTECHNOLOGY—(0.6)%
Myriad Genetics, Inc.*	293,800	6,299,072

COMMUNICATIONS EQUIPMENT—(0.3)%
Telefonaktiebolaget LM Ericsson#	223,200	3,392,640

COMPUTER HARDWARE—(0.1)%
Dell Inc.*	55,900	867,009

ELECTRONIC COMPONENTS—(0.1)%
Dolby Laboratories Inc., Cl. A*	20,100	1,006,206

FOOD RETAIL—(0.2)%
Safeway Inc.	85,800	2,085,798

HEALTH CARE EQUIPMENT—(0.9)%
CR Bard, Inc.	73,900	7,888,825
Varian Medical Systems, Inc.*	32,200	2,260,440
		10,149,265
HOTELS RESORTS & CRUISE LINES—(0.2)%
Choice Hotels International, Inc.	48,400	1,809,192

HOUSEHOLD PRODUCTS—(0.2)%
Colgate-Palmolive Co.	21,100	1,779,785

INTEGRATED TELECOMMUNICATION SERVICES—(0.3)%
Telefonos de Mexico SAB de CV#	157,800	2,954,016

INTERNET SOFTWARE & SERVICES—(0.2)%
MercadoLibre Inc.	21,600	1,974,240

IT CONSULTING & OTHER SERVICES—(0.2)%
SAIC Inc.*	94,900	1,651,260

OIL & GAS EXPLORATION & PRODUCTION—(0.6)%
Ultra Petroleum Corp.*	51,900	2,636,001
EOG Resources, Inc.	29,900	3,376,009
		6,012,010
PROPERTY & CASUALTY INSURANCE—(0.3)%
Chubb Corp.	41,700	2,718,423

RESTAURANTS—(0.1)%
Brinker International, Inc.	30,400	732,336

SPECIALIZED REITS—(0.6)%
Host Hotels & Resorts, Inc.	212,000	3,771,480
LaSalle Hotel Properties	114,000	3,207,960
		6,979,440
TRUCKING—(0.4)%
Landstar System, Inc.	85,500	4,052,700

TOTAL (proceeds $52,257,506)		$58,974,892

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

#	American Depository Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER GREEN FUND

Schedule of Investments‡ (Unaudited) April 30, 2011

	SHARES	VALUE
COMMON STOCKS—95.6%
AEROSPACE & DEFENSE—0.6%
General Dynamics Corp.	5,030	$366,285

AIR FREIGHT & LOGISTICS—2.3%
FedEx Corp.	8,085	773,492
United Parcel Service, Inc., Cl. B	8,585	643,617
		1,417,109
APPLICATION SOFTWARE—1.2%
Adobe Systems, Inc.*	22,305	748,333

AUTO PARTS & EQUIPMENT—2.7%
Johnson Controls, Inc.	19,905	816,105
Tenneco, Inc. *	17,695	817,685
		1,633,790
AUTOMOBILE MANUFACTURERS—0.9%
General Motors Co. *	9,360	300,362
Tesla Motors, Inc. *	10,000	276,000
		576,362
BROADCASTING & CABLE TV—1.1%
Discovery Communications Inc., Series A*	14,880	658,589

CHEMICALS—0.8%
Metabolix, Inc.*	59,770	482,942

COMMODITY CHEMICALS—1.2%
Celanese Corp.	14,940	745,805

COMMUNICATIONS EQUIPMENT—1.0%
Cisco Systems, Inc.	36,280	637,077

COMPUTER HARDWARE—5.5%
Apple, Inc. *	6,795	2,366,223
Hewlett-Packard Co.	23,330	941,832
		3,308,055
COMPUTER STORAGE & PERIPHERALS—1.4%
EMC Corp.*	29,430	834,046

CONSTRUCTION & ENGINEERING—0.8%
Aecom Technology Corp.*	17,030	464,238

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—5.4%
Cummins, Inc.	10,995	1,321,379
Navistar International Corp. *	12,985	902,717
Wabash National Corp. *	46,830	516,535
Westport Innovations, Inc. *	24,725	625,543
		3,366,174
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Visa Inc., Cl. A	4,120	321,854

DEPARTMENT STORES—1.2%
Kohl’s Corp.	14,270	752,172

DISTRIBUTORS—0.8%
LKQ Corp.*	19,185	483,846

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—1.0%
Solutia, Inc.*	24,445	$644,126

DIVERSIFIED SUPPORT SERVICES—0.4%
EnerNOC, Inc.*	12,850	230,144

ELECTRIC UTILITIES—2.1%
Duke Energy Corp.	31,715	591,485
ITC Holdings Corp.	10,060	713,556
		1,305,041
ELECTRICAL COMPONENTS & EQUIPMENT—2.6%
American Superconductor Corp. *	17,235	204,235
General Cable Corp. *	14,430	699,855
Woodward Governor Co.	18,635	690,427
		1,594,517
ELECTRONIC EQUIPMENT MANUFACTURERS—0.9%
Itron, Inc.*	10,035	546,205

ELECTRONIC MANUFACTURING SERVICES—1.3%
Trimble Navigation Ltd.*	17,530	821,105

ENVIRONMENTAL & FACILITIES SERVICES—4.0%
Clean Harbors, Inc. *	9,265	912,602
Covanta Holding Corp.	21,380	367,095
Tetra Tech, Inc. *	24,225	572,195
Waste Management, Inc.	16,780	662,138
		2,514,030
FOOTWEAR—1.6%
Deckers Outdoor Corp. *	6,050	513,403
NIKE Inc., Cl. B	5,880	484,042
		997,445
GENERAL MERCHANDISE STORES—0.9%
Target Corp.	11,600	569,560

HEALTH CARE DISTRIBUTORS—0.5%
Cardinal Health, Inc.	7,650	334,229

HEALTH CARE SERVICES—0.8%
Express Scripts, Inc.*	8,540	484,560

HEAVY ELECTRICAL EQUIPMENT—0.6%
Vestas Wind Systems A/S*	10,030	356,165

HOME IMPROVEMENT RETAIL—1.2%
Lowe’s Companies, Inc.	29,035	762,169

HOMEBUILDING—0.5%
KB Home	25,665	303,104

HOTELS RESORTS & CRUISE LINES—0.9%
Carnival Corp.	13,845	527,079

HOUSEHOLD APPLIANCES—0.6%
SodaStream International Ltd.*	7,790	356,315

HOUSEHOLD PRODUCTS—1.2%
Procter & Gamble Co., /The	11,179	725,517

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HYPERMARKETS & SUPER CENTERS—2.0%
Wal-Mart Stores, Inc.	22,735	$1,249,970

INDUSTRIAL GASES—0.5%
Praxair, Inc.	3,050	324,581

INTEGRATED OIL & GAS—1.3%
Chevron Corp.	7,095	776,477

INTERNET RETAIL—2.2%
Amazon.com, Inc. *	4,305	845,932
Expedia, Inc.	19,775	494,968
		1,340,900
INTERNET SOFTWARE & SERVICES—4.2%
eBay, Inc. *	20,455	703,652
Google, Inc., Cl. A *	2,275	1,237,827
Yahoo! Inc. *	36,965	656,129
		2,597,608
INVESTMENT BANKING & BROKERAGE—1.2%
Goldman Sachs Group, Inc., /The	4,650	702,197

IT CONSULTING & OTHER SERVICES—1.6%
International Business Machines Corp.	5,795	988,511

LIFE SCIENCES TOOLS & SERVICES—0.5%
Life Technologies Corp.*	5,650	311,880

MANAGED HEALTH CARE—0.9%
WellPoint, Inc.	7,140	548,280

METAL & GLASS CONTAINERS—2.4%
Ball Corp.	19,430	724,933
Crown Holdings, Inc. *	18,345	686,103
		1,411,036
MOVIES & ENTERTAINMENT—1.2%
Walt Disney Co., /The	16,585	714,814

OIL & GAS REFINING & MARKETING—1.2%
Gevo, Inc. *	22,165	428,893
Green Plains Renewable Energy, Inc. *	27,995	350,497
		779,390
OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
Bank of America Corp.	22,620	277,774
JPMorgan Chase & Co.	8,990	410,213
		687,987
PACKAGED FOODS & MEATS—1.1%
General Mills, Inc.	17,520	675,922

PHARMACEUTICALS—3.7%
Abbott Laboratories	11,275	586,751
Johnson & Johnson	9,325	612,839
Merck & Co., Inc.	12,805	460,340
Pfizer, Inc.	29,352	615,217
		2,275,147

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RAILROADS—1.4%
Norfolk Southern Corp.	11,215	$837,536

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
Brookfield Asset Management, Inc.	9,990	335,864

RESTAURANTS—3.6%
Chipotle Mexican Grill, Inc. *	1,205	321,482
Darden Restaurants, Inc.	8,215	385,859
McDonald’s Corp.	8,960	701,657
Starbucks Corp.	22,890	828,388
		2,237,386
SEMICONDUCTOR EQUIPMENT—0.4%
MEMC Electronic Materials, Inc.*	18,980	224,533

SEMICONDUCTORS—8.5%
Atheros Communications, Inc. *	17,075	765,985
Broadcom Corp., Cl. A *	13,575	477,569
Cree, Inc. *	11,235	457,714
First Solar, Inc. *	7,060	985,364
Intel Corp.	40,690	943,601
Trina Solar Ltd. #*	32,235	918,375
Yingli Green Energy Holding Co., Ltd. #*	51,240	642,037
		5,190,645
SOFT DRINKS—2.0%
Coca-Cola Co., /The	18,450	1,244,637

SPECIALTY CHEMICALS—1.5%
Rockwood Holdings, Inc.*	16,310	925,429

SYSTEMS SOFTWARE—3.0%
Microsoft Corp.	42,495	1,105,720
Oracle Corp.	21,165	762,998
		1,868,718
TRUCKING—1.1%
Hertz Global Holdings, Inc. *	32,035	551,322
Zipcar Inc. *	4,800	123,792
		675,114
TOTAL COMMON STOCKS (Cost $47,193,277)		58,792,550

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.2%
ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Covanta Holding Corp., 3.25%, 6/1/14(L2)(a) (Cost $110,000)	110,000	129,663

Total Investments (Cost $47,303,277)(b)	95.8%	58,922,213
Other Assets in Excess of Liabilities	4.2	2,612,941

NET ASSETS	100.0%	$61,535,154

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.2% of the net assets of the Fund.

(b)

At April 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $47,412,983 amounted to $11,509,230 which consisted of aggregate gross unrealized appreciation of $13,760,056 and aggregate gross unrealized depreciation of $2,250,826.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER ANALYST FUND

Schedule of Investments‡ (Unaudited) April 30, 2011

	SHARES	VALUE
COMMON STOCKS—84.5%
ADVERTISING—1.5%
Focus Media Holding Ltd. #*	879	$30,896
Interpublic Group of Cos., Inc., /The	2,110	24,793
		55,689
AEROSPACE & DEFENSE—1.8%
AAR Corp.	818	21,301
Esterline Technologies Corp. *	319	22,904
Goodrich Corp.	249	22,004
		66,209
AIR FREIGHT & LOGISTICS—0.4%
United Parcel Service, Inc., Cl. B	190	14,244

AIRLINES—0.4%
United Continental Holdings, Inc. *	257	5,865
US Airways Group, Inc. *	930	8,453
		14,318
APPAREL RETAIL—1.0%
Abercrombie & Fitch Co., Cl. A	274	19,400
Childrens Place Retail Stores, Inc., /The *	135	7,178
Urban Outfitters Inc. *	351	11,042
		37,620
APPLICATION SOFTWARE—3.4%
Adobe Systems, Inc. *	517	17,345
Ansys, Inc. *	122	6,745
Cadence Design Systems, Inc. *	1,614	16,753
Informatica Corp. *	678	37,976
Nice Systems Ltd. #*	216	8,236
Salesforce.com, Inc. *	96	13,306
Synchronoss Technologies, Inc. *	461	14,872
Taleo Corp., Cl. A *	312	11,316
		126,549
ASSET MANAGEMENT & CUSTODY BANKS—2.0%
Affiliated Managers Group, Inc. *	111	12,108
BlackRock, Inc.	107	20,966
Fortress Investment Group LLC, Cl. A *	1,870	11,538
KKR & Co., LP	1,375	26,069
		70,681
AUTO PARTS & EQUIPMENT—0.7%
Dana Holding Corp.*	1,376	25,002

AUTOMOTIVE RETAIL—0.3%
Carmax, Inc.*	322	11,173

BIOTECHNOLOGY—3.4%
Alexion Pharmaceuticals, Inc. *	190	18,409
Arqule, Inc. *	1,394	9,842
Human Genome Sciences, Inc. *	1,280	37,721
InterMune, Inc. *	462	20,624
Optimer Pharmaceuticals, Inc. *	1,898	23,972
United Therapeutics Corp. *	180	12,053
		122,621

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BROADCASTING & CABLE TV—1.6%
CBS Corp., Cl. B	1,450	$36,569
Discovery Communications, Inc., Series C *	610	24,071
		60,640
CABLE & SATELLITE—2.4%
Comcast Corporation, Cl. A	1,373	36,027
Sirius XM Radio, Inc. *	10,931	21,753
Time Warner Cable, Inc.	418	32,658
		90,438
CASINOS & GAMING—0.5%
Las Vegas Sands Corp. *	118	5,547
Wynn Resorts Ltd.	83	12,214
		17,761
CHEMICALS—0.1%
Metabolix, Inc.*	464	3,749

COAL & CONSUMABLE FUELS—0.9%
Arch Coal, Inc.	450	15,435
Patriot Coal Corp. *	673	16,946
		32,381
COMMODITY CHEMICALS—0.5%
Celanese Corp.	379	18,920

COMMUNICATIONS EQUIPMENT—3.2%
Alcatel-Lucent #*	2,587	16,919
Ciena Corp. *	789	22,281
Cisco Systems, Inc.	367	6,445
Corning, Inc.	670	14,030
F5 Networks, Inc. *	89	9,021
Polycom, Inc. *	423	25,308
Qualcomm, Inc.	412	23,418
		117,422
COMPUTER HARDWARE—1.7%
Apple, Inc. *	100	34,823
Hewlett-Packard Co.	706	28,501
		63,324
COMPUTER STORAGE & PERIPHERALS—0.5%
EMC Corp.*	663	18,789

CONSTRUCTION & ENGINEERING—0.2%
Chicago Bridge & Iron Co., NV#	218	8,838

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.4%
AGCO Corp.*	244	14,050

DATA PROCESSING & OUTSOURCED SERVICES—0.6%
Mastercard, Inc.	58	16,002
Visa Inc., Cl. A	91	7,109
		23,111
DEPARTMENT STORES—0.4%
Kohl’s Corp.	293	15,444

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED BANKS—0.3%
Comerica, Inc.	277	$10,507

DIVERSIFIED CHEMICALS—0.4%
Dow Chemical Co., /The	182	7,460
Solutia, Inc. *	292	7,694
		15,154
DIVERSIFIED METALS & MINING—1.4%
Cliffs Natural Resources, Inc.	115	10,778
Freeport-McMoRan Copper & Gold, Inc.	230	12,656
Ivanhoe Mines Ltd. *	224	5,887
Molycorp, Inc. *	145	10,629
Walter Energy, Inc.	77	10,643
		50,593
DRUG RETAIL—0.2%
CVS Caremark Corp.	240	8,698

ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
AMETEK, Inc.	339	15,608
Thomas & Betts Corp. *	285	16,521
		32,129
ELECTRONIC COMPONENTS—0.2%
Amphenol Corp.	100	5,591

ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Waste Connections, Inc.	252	7,754

FERTILIZERS & AGRICULTURAL CHEMICALS—0.4%
Mosaic Co., /The	200	14,972

FOOD DISTRIBUTORS—0.3%
United Natural Foods, Inc.*	272	11,612

FOOTWEAR—0.3%
NIKE Inc., Cl. B	132	10,866

GENERAL MERCHANDISE STORES—0.4%
Target Corp.	287	14,092

GOLD—0.8%
Gammon Gold, Inc. *	1,292	14,095
Goldcorp, Inc.	155	8,654
Yamana Gold, Inc.	559	7,105
		29,854
HEALTH CARE EQUIPMENT—0.5%
Covidien PLC	355	19,770

HEALTH CARE FACILITIES—0.3%
Universal Health Services, Inc., Cl. B	200	10,956

HEALTH CARE SERVICES—1.1%
Catalyst Health Solutions, Inc. *	126	7,505
Express Scripts, Inc. *	317	17,986
Gentiva Health Services, Inc. *	273	7,644
Quest Diagnostics, Inc.	156	8,795
		41,930

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE TECHNOLOGY—0.1%
Allscripts Healthcare Solutions, Inc.*	210	$4,523

HOME ENTERTAINMENT SOFTWARE—0.6%
Activision Blizzard, Inc.	1,233	14,044
Take-Two Interactive Software, Inc. *	417	6,747
		20,791
HOME FURNISHING RETAIL—0.2%
Williams-Sonoma, Inc.	168	7,293

HOME IMPROVEMENT RETAIL—0.7%
Lowe’s Companies, Inc.	921	24,176

HOTELS RESORTS & CRUISE LINES—2.2%
Gaylord Entertainment Co. *	150	5,381
Interval Leisure Group *	1,012	16,263
Orient-Express Hotels Ltd., Cl. A *	1,691	20,749
Wyndham Worldwide Corporation	1,131	39,143
		81,536
HOUSEHOLD PRODUCTS—0.2%
Church & Dwight Co., Inc.	96	7,918

HOUSEWARES & SPECIALTIES—0.3%
Tupperware Brands Corp.	201	12,798

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
Robert Half International, Inc.	359	10,889
Towers Watson & Co.	159	9,120
		20,009
HYPERMARKETS & SUPER CENTERS—0.3%
Wal-Mart Stores, Inc.	180	9,896

INDUSTRIAL CONGLOMERATES—0.4%
Tyco International Ltd.	314	15,304

INDUSTRIAL MACHINERY—3.0%
Actuant Corp., Cl. A	651	18,072
Barnes Group, Inc.	697	17,244
Danaher Corp.	216	11,932
Flowserve Corp.	170	21,525
Ingersoll-Rand PLC	310	15,655
SPX Corp.	295	25,502
		109,930
INTEGRATED OIL & GAS—2.4%
Chevron Corp.	225	24,624
ConocoPhillips	480	37,887
Royal Dutch Shell PLC #	332	25,723
		88,234
INTERNET RETAIL—2.5%
Amazon.com, Inc. *	141	27,707
Expedia, Inc.	1,214	30,386
Shutterfly, Inc. *	575	35,396
		93,489

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—4.9%
eBay, Inc. *	693	$23,839
Google, Inc., Cl. A *	22	11,970
GSI Commerce, Inc. *	1,473	43,114
IAC/InterActiveCorp. *	845	30,513
LogMeIn, Inc. *	489	21,061
OpenTable, Inc. *	202	22,481
VistaPrint, Ltd. *	499	27,146
Yahoo! Inc. *	414	7,349
		187,473
INVESTMENT BANKING & BROKERAGE—0.7%
Goldman Sachs Group, Inc., /The	75	11,326
Greenhill & Co., Inc.	95	5,605
Lazard Ltd., Cl. A	249	10,209
		27,140
IT CONSULTING & OTHER SERVICES—1.6%
Cognizant Technology Solutions Corp., Cl. A*	731	60,600

LEISURE PRODUCTS—0.9%
Coach, Inc.	360	21,532
Phillips-Van Heusen Corp.	183	12,885
		34,417
LIFE & HEALTH INSURANCE—0.3%
MetLife, Inc.	228	10,668

LIFE SCIENCES TOOLS & SERVICES—0.6%
Illumina, Inc. *	124	8,802
Parexel International Corp. *	170	4,719
Thermo Fisher Scientific, Inc. *	160	9,598
		23,119
MANAGED HEALTH CARE—0.9%
Aetna, Inc.	241	9,972
Amerigroup Corp. *	89	6,079
Healthspring, Inc. *	232	9,626
Humana, Inc. *	126	9,591
		35,268
MOTORCYCLE MANUFACTURERS—0.3%
Harley-Davidson, Inc.	270	10,060

MOVIES & ENTERTAINMENT—2.0%
Time Warner, Inc.	815	30,855
Viacom, Inc., Cl. B	512	26,194
Walt Disney Co., /The	375	16,163
		73,212
NETWORKING EQUIPMENT—0.9%
Fortinet, Inc.*	710	34,577

OIL & GAS DRILLING—0.6%
Nabors Industries Ltd.*	706	21,632

OIL & GAS EQUIPMENT & SERVICES—2.1%
Cal Dive International, Inc. *	401	3,152

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—(CONT.)
Cameron International Corp. *	232	$12,231
Halliburton Company	1,205	60,828
		76,211
OIL & GAS EXPLORATION & PRODUCTION—4.0%
Chesapeake Energy Corp.	477	16,061
Devon Energy Corp.	178	16,198
Kodiak Oil & Gas Corp. *	712	4,998
Nexen, Inc.	2,544	67,238
Petrohawk Energy Corp. *	554	14,964
Plains Exploration & Production Co. *	511	19,438
Quicksilver Resources, Inc. *	867	12,875
		151,772
OTHER DIVERSIFIED FINANCIAL SERVICES—0.2%
JPMorgan Chase & Co.	125	5,704

PACKAGED FOODS & MEATS—0.2%
Ralcorp Holdings, Inc.*	87	6,769

PHARMACEUTICALS—2.9%
Allergan, Inc.	241	19,174
Auxilium Pharmaceuticals, Inc. *	446	10,865
Bristol-Myers Squibb Co.	502	14,106
Medicis Pharmaceutical Corp., Cl. A	846	29,999
Pfizer, Inc.	351	7,357
Roche Holding AG	69	11,192
Teva Pharmaceutical Industries Ltd. #	269	12,301
		104,994
PRECIOUS METALS & MINERALS—0.3%
Stillwater Mining Co.*	444	10,128

RAILROADS—0.8%
CSX Corp.	393	30,925

REGIONAL BANKS—0.2%
Signature Bank *	37	2,154
Texas Capital Bancshares, Inc. *	219	5,650
		7,804
RESEARCH & CONSULTING SERVICES—0.2%
Resources Connection, Inc.	516	7,632

RESTAURANTS—0.3%
Starbucks Corp.	356	12,884

SECURITY & ALARM SERVICES—0.2%
Geo Group Inc., /The*	273	7,284

SEMICONDUCTOR EQUIPMENT—0.8%
Lam Research Corp. *	319	15,411
Novellus Systems, Inc. *	438	14,060
		29,471
SEMICONDUCTORS—2.8%
Applied Micro Circuits Corporation *	1,852	19,409
Broadcom Corp., Cl. A *	564	19,842

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Marvell Technology Group Ltd. *	1,310	$20,213
Micron Technology, Inc. *	770	8,693
Netlogic Microsystems, Inc. *	312	13,457
ON Semiconductor Corp. *	380	3,994
RF Micro Devices, Inc. *	2,046	13,626
Skyworks Solutions, Inc. *	109	3,429
		102,663
SOFT DRINKS—0.5%
Coca-Cola Co., /The	139	9,377
PepsiCo, Inc.	128	8,818
		18,195
SPECIALIZED FINANCE—0.4%
CME Group, Inc.	56	16,563

SPECIALTY CHEMICALS—0.8%
Cytec Industries, Inc.	168	9,858
Kraton Performance Polymers, Inc. *	188	8,678
Rockwood Holdings, Inc. *	215	12,199
		30,735
SYSTEMS SOFTWARE—2.3%
MICROS Systems, Inc. *	627	32,617
Microsoft Corp.	422	10,980
Oracle Corp.	641	23,108
VMware, Inc., Cl. A *	183	17,464
		84,169
THRIFTS & MORTGAGE FINANCE—0.4%
Brookline Bancorp, Inc.	528	4,868
Northwest Bancshares, Inc.	900	11,331
		16,199
TOBACCO—0.6%
Philip Morris International, Inc.	309	21,456

TRUCKING—0.7%
Hertz Global Holdings, Inc.*	1,596	27,467

WIRELESS TELECOMMUNICATION SERVICES—1.1%
American Tower Corp., Cl. A *	169	8,840
MetroPCS Communications, Inc. *	504	8,482
SBA Communications Corp. *	634	24,492
		41,814

TOTAL COMMON STOCKS (Cost $2,528,625)		3,138,353

Total Investments (Cost $2,528,625)(a)	84.5%	3,138,353
Other Assets in Excess of Liabilities	15.5	574,382

NET ASSETS	100.0%	$3,712,735

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,531,909 amounted to $606,444 which consisted of aggregate gross unrealized appreciation of $637,617 and aggregate gross unrealized depreciation of $31,173.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments‡ (Unaudited) April 30, 2011

	SHARES	VALUE
COMMON STOCKS—83.0%
ADVERTISING—0.5%
Focus Media Holding Ltd.#*	2,285	$80,318

AIR FREIGHT & LOGISTICS—1.8%
FedEx Corp.	1,175	112,412
United Parcel Service, Inc., Cl. B	2,320	173,931
		286,343
APPAREL RETAIL—1.0%
Abercrombie & Fitch Co., Cl. A	1,140	80,712
Fast Retailing Co., Ltd.	550	86,175
		166,887
APPLICATION SOFTWARE—2.3%
Informatica Corp. *	2,935	164,389
QLIK Technologies, Inc. *	2,720	87,203
Ultimate Software Group, Inc. *	2,115	118,440
		370,032
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
KKR & Co., LP	7,350	139,356

AUTO PARTS & EQUIPMENT—0.3%
Lear Corp.	810	41,423

AUTOMOBILE MANUFACTURERS—1.1%
Bayerische Motoren Werke AG#	5,600	175,560

BIOTECHNOLOGY—1.9%
Human Genome Sciences, Inc. *+	7,900	232,813
Optimer Pharmaceuticals, Inc. *	5,930	74,896
		307,709
COAL & CONSUMABLE FUELS—2.8%
Peabody Energy Corp. +	5,035	336,438
SouthGobi Resources Ltd. *	6,600	82,857
		419,295
COMMUNICATIONS EQUIPMENT—3.9%
Corning, Inc.	7,890	165,217
Finisar Corp. *	4,485	125,984
Qualcomm, Inc. +	5,755	327,114
		618,315
COMPUTER HARDWARE—4.2%
Apple, Inc. *+	1,450	504,934
Hewlett-Packard Co. +	3,795	153,204
		658,138
COMPUTER STORAGE & PERIPHERALS—0.7%
OCZ Technology Group, Inc. *	3,305	27,134
SanDisk Corp. *+	1,690	83,047
		110,181
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—4.3%
Caterpillar, Inc. +	2,405	277,560
Cummins, Inc. +	2,475	297,445

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—(CONT.)
Westport Innovations, Inc. *	4,655	$117,772
		692,777
DISTILLERS & VINTNERS—1.0%
Brown-Forman Corp., Cl. B	2,200	158,092

DIVERSIFIED BANKS—1.5%
Comerica, Inc.	2,035	77,188
Itau Unibanco Holding SA #	6,625	157,343
		234,531
DIVERSIFIED METALS & MINING—2.8%
Cliffs Natural Resources, Inc. +	1,560	146,203
Freeport-McMoRan Copper & Gold, Inc.	2,690	148,031
Molycorp, Inc. *	2,040	149,532
		443,766
DRUG RETAIL—1.1%
CVS Caremark Corp.	4,890	177,213

EDUCATION SERVICES—0.5%
New Oriental Education & Technology Group#*	615	76,654

ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
General Cable Corp.*+	2,430	117,855

GENERAL MERCHANDISE STORES—1.0%
Dollar General Corp.*+	4,870	158,713

GOLD—1.0%
Yamana Gold, Inc.+	12,475	158,557

HEALTH CARE EQUIPMENT—3.1%
Covidien PLC +	4,345	241,973
Hospira, Inc. *	4,330	245,641
		487,614
HEALTH CARE FACILITIES—0.5%
Universal Health Services, Inc., Cl. B	1,560	85,457

INDUSTRIAL MACHINERY—3.2%
Flowserve Corp. +	1,995	252,606
Ingersoll-Rand PLC +	1,680	84,840
SPX Corp. +	1,910	165,120
		502,566
INTEGRATED OIL & GAS—3.0%
ConocoPhillips	2,000	157,860
Royal Dutch Shell PLC #	4,045	313,407
		471,267
INTERNET SOFTWARE & SERVICES—3.5%
IAC/InterActiveCorp. *	4,605	166,287
OpenTable, Inc. *+	3,480	387,289
		553,576
INVESTMENT BANKING & BROKERAGE—1.1%
Goldman Sachs Group, Inc., /The	480	72,485

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—(CONT.)
Lazard Ltd., Cl. A +	1,860	$76,260
LPL Investment Holdings, Inc. *	585	21,458
		170,203
IT CONSULTING & OTHER SERVICES—0.2%
hiSoft Technology International#*	2,000	37,320

LEISURE PRODUCTS—1.0%
Coach, Inc.	1,355	81,043
Phillips-Van Heusen Corp. +	1,030	72,522
		153,565
LIFE SCIENCES TOOLS & SERVICES—1.8%
Thermo Fisher Scientific, Inc.*	4,755	285,252

MANAGED HEALTH CARE—3.6%
Aetna, Inc. +	6,080	251,590
CIGNA Corp.	6,530	305,801
		557,391
MOVIES & ENTERTAINMENT—0.5%
Walt Disney Co., /The+	1,855	79,951

OIL & GAS DRILLING—0.6%
Nabors Industries Ltd.*+	3,165	96,976

OIL & GAS EQUIPMENT & SERVICES—2.5%
Baker Hughes, Inc.	3,090	239,197
Halliburton Company +	3,125	157,750
		396,947
OIL & GAS EXPLORATION & PRODUCTION—6.2%
Devon Energy Corp. +	1,520	138,320
Kodiak Oil & Gas Corp. *	11,540	81,011
Newfield Exploration Co. *	4,395	311,166
Nexen, Inc. +	6,250	165,188
Petrohawk Energy Corp. *	4,750	128,298
Pioneer Natural Resources Co.	1,570	160,501
		984,484
PAPER PRODUCTS—0.4%
International Paper Co.	1,845	56,974

PHARMACEUTICALS—0.8%
Auxilium Pharmaceuticals, Inc.*+	5,320	129,595

PRECIOUS METALS & MINERALS—0.6%
ETFS Palladium Trust *	336	26,527
Stillwater Mining Co. *	3,275	74,703
		101,230
RAILROADS—1.5%
CSX Corp.+	2,920	229,775

RESTAURANTS—1.8%
McCormick & Schmick’s Seafood Restaurants, Inc. *	16,475	150,417
Starbucks Corp.	4,295	155,436
		305,853

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTOR EQUIPMENT—2.7%
Kla-Tencor Corp.	3,700	$162,430
Lam Research Corp. *+	5,375	259,666
		422,096
SEMICONDUCTORS—6.0%
Altera Corp. +	3,575	174,103
Avago Technologies Ltd. +	4,730	158,266
Broadcom Corp., Cl. A *+	3,990	140,368
NXP Semiconductor NV *	4,845	161,823
Skyworks Solutions, Inc. *	5,865	184,512
Texas Instruments, Inc.	3,350	119,026
		938,098
SPECIALTY CHEMICALS—0.5%
Cytec Industries, Inc.	1,415	83,032

SPECIALTY STORES—1.5%
L’Occitane International SA *	64,010	153,631
Tiffany & Co.	1,240	86,106
		239,737
SYSTEMS SOFTWARE—1.1%
Oracle Corp.	4,625	166,732

TOTAL COMMON STOCKS (Cost $11,755,513)		13,127,406

CONVERTIBLE PREFERRED STOCK—1.3%
BIOTECHNOLOGY—1.3%
Merrimack Pharmaceuticals, Inc., Series B-10, *,(L3),(a)	2,286	24,643
Merrimack Pharmaceuticals, Inc., Series B-3, *,(L3),(b)	229	2,469
Merrimack Pharmaceuticals, Inc., Series B-4, *,(L3),(c)	6,852	73,865
Merrimack Pharmaceuticals, Inc., Series B-7, *,(L3),(d)	2,285	24,632
Merrimack Pharmaceuticals, Inc., Series C-2, *,(L3),(e)	12,149	85,043
		210,652

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $113,001)		210,652

PREFERRED STOCKS—0.9%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.9%
JPMorgan Chase & Co., 8.63%, 09/1/13* (Cost $140,753)	5,075	140,273

CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
iShares Russell 2000 Index Fund/ May/ 84	65	4,615

	CONTRACTS	VALUE
PURCHASED OPTIONS—(CONT.)
SPDR S&P 500 ETF Trust/ May/ 132	60	$2,580
(Cost $26,407)		7,195

TOTAL PURCHASED OPTIONS (Cost $26,407)		7,195

Total Investments (Cost $12,035,674)(f)	85.2%	13,485,526
Other Assets in Excess of Liabilities	14.8	2,326,566

NET ASSETS	100.0%	$15,812,092

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
+	All or a portion of this security is held as collateral for securities sold short.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $13,231 and represents 0.2% of the net assets of the Fund.

(b)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $1,325 and represents 0.0% of the net assets of the Fund.

(c)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $39,659 and represents 0.5% of the net assets of the Fund.

(d)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $13,226 and represents 0.2% of the net assets of the Fund.

(e)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $45,560 and represents 0.5% of the net assets of the Fund.

(f)

At April 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $12,151,274 amounted to $1,334,252 which consisted of aggregate gross unrealized appreciation of $1,542,010 and aggregate gross unrealized depreciation of $207,758.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Securities Sold Short‡ (Unaudited) April 30, 2011

	SHARES	VALUE
COMMON STOCKS—(29.5)%
APPAREL RETAIL—(2.1)%
Gap Inc., /The	3,460	$80,410
Ross Stores, Inc.	1,055	77,743
TJX Cos., Inc.	3,265	175,070
		333,223
APPLICATION SOFTWARE—(1.3)%
SAP AG#	740	47,752
Blackboard, Inc.*	3,365	161,890
		209,642
ASSET MANAGEMENT & CUSTODY BANKS—(0.5)%
Northern Trust Corp.	1,445	72,236

AUTOMOTIVE RETAIL—(0.4)%
O’Reilly Automotive, Inc.*	1,170	69,100

BIOTECHNOLOGY—(0.6)%
Myriad Genetics, Inc.*	4,420	94,765

COMMUNICATIONS EQUIPMENT—(1.6)%
Mitel Networks Corp.*	5,975	31,608
Telefonaktiebolaget LM Ericsson#	5,565	84,588
Motorola Mobility Holdings, Inc.*	5,275	137,467
		253,663
COMPUTER HARDWARE—(1.1)%
Dell Inc.*	10,905	169,137

CONSTRUCTION MATERIALS—(0.5)%
Martin Marietta Materials, Inc.	780	71,128

DATA PROCESSING & OUTSOURCED SERVICES—(3.2)%
Genpact Ltd.*	11,790	189,701
Broadridge Financial Solutions	4,425	102,837
Computer Sciences Corp.	4,060	206,979
		499,517
DEPARTMENT STORES—(0.5)%
JC Penney Co., Inc.	2,155	82,860

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES—(0.2)%
Digital Globe, Inc.*	1,330	38,570

ELECTRONIC COMPONENTS—(0.6)%
Dolby Laboratories Inc., Cl. A*	1,860	93,112

FINANCIALS—(4.3)%
iShares Russell 2000 Index Fund	3,550	306,614
SPDR S&P 500 ETF Trust	2,730	372,753
		679,367
FOOD RETAIL—(0.2)%
Safeway Inc.	1,265	30,752

HEALTH CARE EQUIPMENT—(1.7)%
CR Bard, Inc.	740	78,995
Becton Dickinson and Co.	1,200	103,128
Varian Medical Systems, Inc.*	1,180	82,836
		264,959
HOTELS RESORTS & CRUISE LINES—0.0%
Choice Hotels International, Inc.	175	6,542

INTEGRATED OIL & GAS—(0.6)%
Occidental Petroleum Corp.	795	90,861

OIL & GAS EXPLORATION & PRODUCTION—(3.6)%
Ultra Petroleum Corp.*	4,900	248,871

	SHARES	VALUE
COMMON STOCKS (CONT.)—(29.5)%
EOG Resources, Inc.	1,805	$203,803
Penn Virginia Corp.	7,660	118,424
		571,098
PROPERTY & CASUALTY INSURANCE—(1.0)%
Axis Capital Holdings Ltd.	2,460	86,986
Chubb Corp.	1,200	78,228
		165,214
PUBLISHING—(0.2)%
The New York Times Company, Cl. A*	4,025	32,723

SEMICONDUCTORS—(1.1)%
Analog Devices, Inc.	2,075	83,643
Intersil Corp.	5,520	81,530
		165,173
SPECIALIZED REITS—(1.0)%
Host Hotels & Resorts, Inc.	4,280	76,141
LaSalle Hotel Properties	3,120	87,797
		163,938
SYSTEMS SOFTWARE—(0.8)%
Ariba, Inc.*	3,650	126,911

TRUCKING—(2.4)%
Landstar System, Inc.	3,890	184,386
Werner Enterprises Inc.	7,685	201,116
		385,502
TOTAL (proceeds $4,199,911)		$4,669,993

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

#	American Depository Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments‡ (Unaudited) April 30, 2011

	SHARES	VALUE
COMMON STOCKS—(CONT.)—94.4%
ARGENTINA—0.3%
DIVERSIFIED BANKS—0.3%
Banco Macro SA# (Cost $40,065)	926	$34,253

BRAZIL—14.9%
AEROSPACE & DEFENSE—0.6%
Embraer SA#	1,909	62,004

AGRICULTURAL PRODUCTS—0.7%
Cosan SA Industria e Comercio	5,264	80,933

APPAREL RETAIL—1.1%
Cia Hering	5,800	125,470

DIVERSIFIED BANKS—2.7%
Banco do Estado do Rio Grande do Sul SA	7,300	87,656
Itau Unibanco Holding SA #	8,788	208,715
		296,371
DIVERSIFIED METALS & MINING—2.4%
Vale SA#	8,250	275,550

HOMEBUILDING—0.9%
Brookfield Incorporacoes SA	18,100	100,619

INTEGRATED OIL & GAS—2.1%
Petroleo Brasileiro SA	12,900	236,773

OIL & GAS EXPLORATION & PRODUCTION—1.4%
OGX Petroleo e Gas Participacoes SA*	14,506	155,658

PERSONAL PRODUCTS—0.8%
Hypermarcas SA	6,400	85,794

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.2%
BR Malls Participacoes SA	6,130	64,494
BR Properties SA	6,204	74,495
		138,989
TRUCKING—1.0%
Localiza Rent a Car SA	6,400	109,784

TOTAL BRAZIL (Cost $1,640,300)		1,667,945

CHILE—0.3%
HYPERMARKETS & SUPER CENTERS—0.3%
Cencosud SA (Cost $33,178)	4,294	33,805

CHINA—18.4%
APPAREL RETAIL—0.6%
Belle International Holdings Ltd.	36,000	70,458

AUTOMOBILE MANUFACTURERS—0.7%
Great Wall Motor Co., Ltd.	47,000	84,725

CASINOS & GAMING—0.7%
Wynn Macau Ltd.	23,600	84,478

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
COAL & CONSUMABLE FUELS—0.7%
Yanzhou Coal Mining Co., Ltd.	21,000	$81,660

COMMUNICATIONS EQUIPMENT—0.8%
ZTE Corp.	26,238	94,259

CONSTRUCTION MATERIALS—1.9%
Anhui Conch Cement Co., Ltd.	23,472	110,465
West China Cement Ltd.	240,000	98,580
		209,045
DEPARTMENT STORES—0.8%
Parkson Retail Group Ltd.	57,000	87,926

DIVERSIFIED BANKS—2.2%
Agricultural Bank of China Ltd. *	175,000	103,653
Industrial & Commercial Bank of China	168,000	142,122
		245,775
DIVERSIFIED METALS & MINING—0.8%
Jiangxi Copper Co.	27,000	91,607

EDUCATION SERVICES—0.8%
New Oriental Education & Technology Group#*	700	87,248

HEAVY ELECTRICAL EQUIPMENT—0.4%
Dongfang Electric Corp., Ltd.	15,200	49,908

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.7%
GCL Poly Energy Holdings Ltd.*	114,000	81,614

INTEGRATED OIL & GAS—0.8%
PetroChina Co., Ltd.#	600	87,348

INTEGRATED TELECOMMUNICATION SERVICES—0.7%
China Telecom Corp., Ltd.	132,000	76,314

INTERNET SOFTWARE & SERVICES—1.9%
Baidu, Inc. #*	860	127,727
SouFun Holdings Ltd. #	3,884	89,526
		217,253
LIFE & HEALTH INSURANCE—1.2%
Ping An Insurance Group Co., of China Ltd.	12,500	136,728

OIL & GAS EXPLORATION & PRODUCTION—1.1%
CNOOC Ltd.	51,000	125,821

PERSONAL PRODUCTS—0.7%
Hengan International Group Co., Ltd.	11,000	85,408

SPECIALTY STORES—0.9%
Hengdeli Holdings Ltd.	168,000	100,805

TOTAL CHINA (Cost $1,884,894)		2,098,380

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COLOMBIA—0.4%
OIL & GAS EXPLORATION & PRODUCTION—0.4%
Petrominerales Ltd. (Cost $43,181)	1,200	$45,918

COLUMBIA—0.9%
INTEGRATED OIL & GAS—0.9%
Pacific Rubiales Energy Corp. (Cost $115,782)	3,613	109,082

HUNGARY—0.5%
ELECTRIC UTILITIES—0.5%
PannErgy* (Cost $50,622)	11,735	57,792

INDIA—6.1%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.7%
Larsen & Toubro Ltd. #	2,085	77,791
Tata Motors Ltd. #	4,095	112,367
		190,158
DIVERSIFIED BANKS—1.2%
ICICI Bank Ltd.#	2,759	139,053

GAS UTILITIES—1.0%
GAIL India Ltd.	10,192	109,393

OIL & GAS REFINING & MARKETING—1.2%
Reliance Industries Ltd.(a),(b)	3,025	133,070

WIRELESS TELECOMMUNICATION SERVICES—1.0%
Bharti Airtel Ltd.	13,096	112,421

TOTAL INDIA (Cost $690,364)		684,095

INDONESIA—2.1%
COAL & CONSUMABLE FUELS—1.0%
Adaro Energy Tbk., PT	442,500	113,674

DIVERSIFIED BANKS—1.1%
Bank Rakyat Indonesia Persero Tbk., PT	170,000	128,036

TOTAL INDONESIA (Cost $225,549)		241,710

MALAYSIA—3.3%
COMMODITY CHEMICALS—0.9%
Petronas Chemicals Group Bhd*	39,600	96,644

DIVERSIFIED BANKS—1.1%
CIMB Group Holdings Berhad	43,700	120,811

REAL ESTATE DEVELOPMENT—0.6%
UEM Land Holdings Bhd.*	74,800	67,920

WIRELESS TELECOMMUNICATION SERVICES—0.7%
Axiata Group Bhd.*	46,000	76,084

TOTAL MALAYSIA (Cost $343,524)		361,459

	SHARES	VALUE
MEXICO—4.0%
COMMODITY CHEMICALS—1.0%
Mexichem SAB de CV	28,417	$107,998

DEPARTMENT STORES—0.7%
El Puerto de Liverpool SAB de	10,200	77,087

HOMEBUILDING—1.0%
Urbi Desarrollos Urbanos SAB de*	46,100	110,127

WIRELESS TELECOMMUNICATION SERVICES—1.3%
America Movil SAB de CV#	2,700	154,440

TOTAL MEXICO (Cost $429,201)		449,652

PHILIPPINES—0.6%
MARINE PORTS & SERVICES—0.6%
International Container Terminal Services, Inc. (Cost $60,107)	60,300	69,097

POLAND—1.1%
DIVERSIFIED METALS & MINING—1.1%
KGHM Polska Miedz SA (Cost $94,729)	1,718	126,387

RUSSIA—7.8%
CONSTRUCTION MATERIALS—0.8%
LSR Group OJSC(b)	10,089	94,332

DIVERSIFIED BANKS—1.0%
Sberbank of Russia(b)	280	111,668

FOOD RETAIL—0.5%
X5 Retail Group NV*,(b)	1,638	57,739

INTEGRATED OIL & GAS—1.3%
Lukoil OAO#	2,069	143,175

INTERNET SOFTWARE & SERVICES—0.5%
Mail.ru Group Ltd. *(a),(b)	1,748	53,333
		53,333
OIL & GAS EXPLORATION & PRODUCTION—2.8%
Gazprom OAO #	6,470	109,149
NovaTek OAO (b)	738	103,689
Rosneft Oil Co. (b)	11,254	100,442
		313,280
STEEL—0.9%
Mechel#	3,726	106,452

TOTAL RUSSIA (Cost $861,607)		879,979

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOUTH AFRICA—5.9%
APPAREL RETAIL—0.9%
Foschini Group Ltd., /The	7,424	$102,396

FOOD RETAIL—0.7%
Shoprite Holdings Ltd.	4,870	76,734

GOLD—0.8%
AngloGold Ashanti Ltd.	1,750	88,657

OTHER DIVERSIFIED FINANCIAL SERVICES—1.9%
African Bank Investments Ltd.	17,405	101,482
FirstRand Ltd.	34,620	108,887
		210,369
PHARMACEUTICALS—0.7%
Aspen Pharmacare Holdings Ltd.*	6,342	78,204

PRECIOUS METALS & MINERALS—0.9%
Anglo Platinum Ltd.	978	99,307

TOTAL SOUTH AFRICA (Cost $629,748)		655,667

SOUTH KOREA—13.9%
AUTO PARTS & EQUIPMENT—1.2%
Hyundai Mobis	397	133,386

AUTOMOBILE MANUFACTURERS—0.9%
Hyundai Motor Co.	440	101,507

COMMODITY CHEMICALS—0.9%
LG Chem Ltd.	217	107,637

CONSTRUCTION & ENGINEERING—0.8%
Doosan Heavy Industries and Construction Co., Ltd.	1,676	93,800

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Samsung Heavy Industries Co., Ltd.	1,300	59,008

CONSUMER ELECTRONICS—0.6%
LG Electronics, Inc.	725	69,888

DIVERSIFIED BANKS—1.8%
KB Financial Group, Inc. #	2,426	129,281
Woori Finance Holdings Co., Ltd.	5,640	77,065
		206,346
HOME ENTERTAINMENT SOFTWARE—1.1%
NCSoft Corp.	486	128,948

HOUSEHOLD PRODUCTS—1.4%
LG Household & Health Care Ltd.	384	154,894

METAL & GLASS CONTAINERS—0.9%
Lock & Lock Co., Ltd.	2,740	100,394

PHARMACEUTICALS—0.6%
Celltrion Inc.	1,811	62,203

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOUTH KOREA—(CONT.)
SEMICONDUCTORS—2.6%
Samsung Electronics Co., Ltd.	356	$297,527

STEEL—0.6%
Hyundai Steel Co.	517	65,804

TOTAL SOUTH KOREA (Cost $1,432,569)		1,581,342

TAIWAN—10.3%
COMMODITY CHEMICALS—0.6%
Formosa Plastics Corp.	18,000	73,418

COMPUTER HARDWARE—0.8%
HTC Corp.	2,000	90,640

COMPUTER STORAGE & PERIPHERALS—1.0%
Catcher Technology Co., Ltd.	17,000	106,676

CONSTRUCTION MATERIALS—1.2%
Taiwan Cement Corp.	92,000	134,544

DIVERSIFIED BANKS—1.1%
Chinatrust Financial Holding Co., Ltd.	135,000	123,540

ELECTRONIC COMPONENTS—1.3%
AU Optronics Corp. #*	9,690	78,489
Delta Electronics, Inc.	15,000	66,934
		145,423
ELECTRONIC MANUFACTURING SERVICES—1.2%
Hon Hai Precision Industry Co., Ltd.	36,000	136,169

FERTILIZERS & AGRICULTURAL CHEMICALS—0.8%
Taiwan Fertilizer Co., Ltd.	26,000	87,558

HOTELS RESORTS & CRUISE LINES—0.7%
Ambassador Hotel, /The	46,000	76,012

SEMICONDUCTORS—1.6%
Epistar Corp.	24,000	79,400
Orise Technology Co., Ltd.	43,000	97,288
		176,688

TOTAL TAIWAN (Cost $1,090,412)		1,150,668

THAILAND—1.9%
DIVERSIFIED BANKS—1.0%
Siam Commercial Bank PCL	28,400	110,310

DIVERSIFIED METALS & MINING—0.9%
Banpu PCL	3,850	96,170

TOTAL THAILAND (Cost $200,024)		206,480

TURKEY—1.7%
DIVERSIFIED BANKS—0.5%
Turkiye Garanti Bankasi AS#	11,224	58,589

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TURKEY—(CONT.)
GOLD—1.2%
Koza Altin Isletmeleri AS	8,466	$132,751

TOTAL TURKEY (Cost $170,441)		191,340

TOTAL COMMON STOCKS (Cost $10,036,297)		10,645,051

Total Investments (Cost $10,036,297)(c)	94.4%	10,645,051
Other Assets in Excess of Liabilities	5.6	631,996

NET ASSETS	100.0%	$11,277,047

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

#	American Depositary Receipts.
*	Non-income producing security.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.6%, of the net assets of the Fund.

(b)	GDR - Global Depository Receipt
(c)

At April 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $10,036,297 amounted to $610,796 which consisted of aggregate gross unrealized appreciation of $918,296 and aggregate gross unrealized depreciation of $307,500.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities (Unaudited) April 30, 2011

	Alger Spectra Fund	Alger Green Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$1,114,863,936	$58,922,213
Cash and cash equivalents	34,838,674	2,443,118
Foreign cash***	—	—
Receivable for investment securities sold	12,784,566	97,234
Receivable foreign currency contracts	—	—
Receivable for shares of beneficial interest sold	15,461,276	248,890
Dividends and interest receivable	837,901	31,231
Receivable from Investment Manager	1,657	7,547
Prepaid expenses	86,502	34,712
Total Assets	1,178,874,512	61,784,945
LIABILITIES:
Securities sold short, at value**	58,974,892	—
Payable for investment securities purchased	19,542,633	—
Payable for shares of beneficial interest redeemed	1,146,058	158,041
Accrued investment advisory fees	759,491	35,545
Accrued transfer agent fees	149,766	11,837
Accrued distribution fees	270,632	14,275
Accrued administrative fees	23,207	1,377
Accrued shareholder servicing fees	12,821	714
Dividends payable	132,423	—
Accrued other expenses	89,951	28,002
Total Liabilities	81,101,874	249,791
NET ASSETS	$1,097,772,638	$61,535,154
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	949,741,961	57,515,588
Undistributed net investment income (accumulated loss)	(2,306,845)	(73,273)
Undistributed net realized gain (accumulated realized loss)	21,819,146	(7,526,097)
Net unrealized appreciation on investments	128,518,376	11,618,936
NET ASSETS	$1,097,772,638	$61,535,154

*Identified cost	$979,628,173	$47,303,277
**Proceeds received on short sales	$52,257,506	$—
***Cost of foreign cash	$—	$—

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$3,138,353	$13,485,526	$10,645,051
Cash and cash equivalents	515,617	6,042,809	373,751
Foreign cash***	—	—	208,792
Receivable for investment securities sold	78,007	1,069,379	66,076
Receivable foreign currency contracts	—	1	345
Receivable for shares of beneficial interest sold	—	38,092	53,775
Dividends and interest receivable	1,420	7,265	14,976
Receivable from Investment Manager	11,451	9,067	31,242
Prepaid expenses	31,034	34,052	45,536
Total Assets	3,775,882	20,686,191	11,439,544
LIABILITIES:
Securities sold short, at value**	—	4,669,993	—
Payable for investment securities purchased	34,971	132,943	110,337
Payable for shares of beneficial interest redeemed	—	18,195	—
Accrued investment advisory fees	2,521	15,281	9,537
Accrued transfer agent fees	2,310	3,041	2,222
Accrued distribution fees	852	3,304	2,225
Accrued administrative fees	81	350	238
Accrued shareholder servicing fees	44	210	90
Dividends payable	—	6,752	—
Accrued other expenses	22,368	24,030	37,848
Total Liabilities	63,147	4,874,099	162,497
NET ASSETS	$3,712,735	$15,812,092	$11,277,047
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	3,302,872	13,822,498	11,035,475
Undistributed net investment income (accumulated loss)	(9,233)	(143,157)	(30,126)
Undistributed net realized gain (accumulated realized loss)	(190,701)	1,152,986	(338,825)
Net unrealized appreciation on investments	609,797	979,765	610,523
NET ASSETS	$3,712,735	$15,812,092	$11,277,047

*Identified cost	$2,528,625	$12,035,674	$10,036,297
**Proceeds received on short sales	$—	$4,199,911	$—
***Cost of foreign cash	$—	$—	$206,750

THE ALGER FUNDS II

Statements of Assets and Liabilities (Continued) (Unaudited) April 30, 2011

	Alger Spectra Fund	Alger Green Fund
NET ASSETS BY CLASS
Class A	$752,948,684	$37,252,885
Class C	$106,991,640	$2,916,924
Class I	$237,469,451	$21,365,345
Class Z	$362,863	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 6
Class A	55,385,484	5,622,594
Class C	8,007,216	448,729
Class I	17,371,517	3,228,471
Class Z	26,664	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$13.59	$6.63

Class A — Offering Price Per Share (includes 5.25% sales charge)	$14.35	$6.99
Class C — Net Asset Value Per Share	$13.36	$6.50
Class I — Net Asset Value Per Share	$13.67	$6.62
Class Z — Net Asset Value Per Share	$13.61	—

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
NET ASSETS BY CLASS
Class A	$2,540,998	$15,585,133	$800,749
Class C	$185,410	$225,872	$119,266
Class I	$986,327	$—	$10,357,032
Class Z	$—	$1,087	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 6
Class A	230,919	1,309,027	78,202
Class C	17,183	19,025	11,733
Class I	89,699	—	1,016,412
Class Z	—	91	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE	$11.00	$11.91	$10.24
Class A — Net Asset Value Per Share	$11.61	$12.57	$10.81

Class A — Offering Price Per Share (includes 5.25% sales charge)	$10.79	$11.87	$10.17
Class C — Net Asset Value Per Share	$11.00	—	$10.19
Class I — Net Asset Value Per Share	—	$11.91	—
Class Z — Net Asset Value Per Share

THE ALGER FUNDS II

Statements of Operations (Unaudited)

For the six months ended April 30, 2011

	Alger Spectra Fund	Alger Green Fund
INCOME
Dividends (net of foreign withholding taxes*)	$4,408,749	$301,490
Interest	79,368	2,179
Other	26	—
Total Income	4,488,143	303,669
EXPENSES
Advisory fees—Note 3(a)	3,798,715	207,430
Distribution fees—Note3(f):
Class A	754,673	46,448
Class C	356,173	13,544
Class I	211,310	23,205
Administrative fees—Note 3(a)	116,072	8,034
Dividends on securities sold short	452,550	—
Custodian fees	57,345	10,716
Interest expenses	2,895	—
Borrowing fees on short sales	509,635	—
Transfer agent fees and expenses—Note 3(b)	429,992	36,518
Printing fees	79,775	10,420
Professional fees	59,610	14,285
Registration fees	77,238	26,285
Trustee fees—Note 3(e)	8,974	8,628
Miscellaneous	86,476	8,160
Total Expenses	7,001,433	413,673
Less, expense reimbursements Note 3(a)	(4,703)	(36,731)
Net Expenses	6,996,730	376,942
NET INVESTMENT LOSS	(2,508,587)	(73,273)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and purchased options	58,397,532	(152,384)
Net realized gain (loss) on foreign currency transactions	(217,511)	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	98,067,721	5,759,768
Net realized and unrealized gain on investments, options and foreign currency	156,247,742	5,607,384

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$153,739,155	$5,534,111

*Foreign withholding taxes	$5,293	$390

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund*
INCOME
Dividends (net of foreign withholding taxes*)	$10,360	$38,888	$27,252
Interest	81	602	61
Other	26	—	—
Total Income	10,467	39,490	27,313
EXPENSES
Advisory fees—Note 3(a)	13,486	84,445	36,969
Distribution fees—Note3(f):
Class A	2,954	17,529	220
Class C	870	250	194
Class I	795	—	8,134
Administrative fees—Note 3(a)	436	1,935	924
Dividends on securities sold short	—	27,773	—
Custodian fees	9,040	21,417	22,150
Interest expenses	—	382	47
Borrowing fees on short sales	—	14,449	—
Transfer agent fees and expenses—Note 3(b)	8,537	10,538	6,603
Printing fees	2,198	11,315	20,825
Professional fees	11,832	13,683	17,984
Registration fees	23,585	26,835	16,805
Trustee fees—Note 3(e)	8,592	8,598	6,292
Miscellaneous	2,191	3,581	3,956
Total Expenses	84,516	242,730	141,103
Less, expense reimbursements Note 3(a)	(64,816)	(59,198)	(83,664)
Net Expenses	19,700	183,532	57,439
NET INVESTMENT LOSS	(9,233)	(144,042)	(30,126)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and purchased options	229,786	1,269,291	(298,085)
Net realized gain (loss) on foreign currency transactions	105	180	(40,740)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	240,457	536,089	610,523
Net realized and unrealized gain on investments, options and foreign currency	470,348	1,805,560	271,698

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$461,115	$1,661,518	$241,572

*Foreign withholding taxes	$130	$207	$3,124

* Commenced operations December 29, 2010.

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010
Net investment loss	$(2,508,587)	$(2,982,005)
Net realized gain (loss) on investments, options and foreign currency	58,180,021	57,143,492
Net change in unrealized appreciation on investments, options and foreign currency	98,067,721	33,751,275
Net increase in net assets resulting from operations	153,739,155	87,912,762
Increase (decrease) from shares of beneficial interest transactions:
Class A	154,052,846	140,678,299
Class C	46,744,199	38,954,190
Class I	90,328,678	36,476,386
Class Z	342,027	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	291,467,750	216,108,875
Total increase	445,206,905	304,021,637
Net Assets:
Beginning of period	652,565,733	348,544,096
END OF PERIOD	$1,097,772,638	$652,565,733
Undistributed net investment income (accumulated loss)	$(2,306,845)	$201,742

See Notes to Financial Statements.

	Alger Green Fund		Alger Analyst Fund		Alger Dynamic Opportunities Fund*
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Period Ended October 31, 2010 (Unaudited)
Net investment loss	$(73,273)	$(115,011)	$(9,233)	$(15,057)	$(144,042)	$(225,142)
Net realized gain (loss) on investments, options and foreign currency	(152,384)	1,363,975	229,891	208,752	1,269,471	35,098
Net change in unrealized appreciation on investments, options and foreign currency	5,759,768	4,469,308	240,457	203,097	536,089	443,676
Net increase in net assets resulting from operations	5,534,111	5,718,272	461,115	396,792	1,661,518	253,632
Increase (decrease) from shares of beneficial interest transactions:
Class A	(3,810,665)	5,903,836	(37,683)	169,317	(596,229)	14,273,844
Class C	238,589	1,184,245	(5,098)	15,479	218,327	—
Class I	6,131,521	5,646,888	709,670	103	—	—
Class Z	—	—	—	—	1,000	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	2,559,445	12,734,969	666,889	184,899	(376,902)	14,273,844
Total increase	8,093,556	18,453,241	1,128,004	581,691	1,284,616	14,527,476
Net Assets:
Beginning of period	53,441,598	34,988,357	2,584,731	2,003,040	14,527,476	—
END OF PERIOD	$61,535,154	$53,441,598	$3,712,735	$2,584,731	$15,812,092	$14,527,476
Undistributed net investment income (accumulated loss)	$(73,273)	$—	$(9,233)	$—	$(143,157)	$885

* Commenced operations November 2, 2009

THE ALGER FUNDS II

Statements of Changes in Net Assets

Alger Emerging Markets Fund*
For the Period Ended April 30, 2011 (Unaudited)
Net investment loss	$(30,126)
Net realized loss on investments, options and foreign currency	(338,825)
Net change in unrealized appreciation on investments, options and foreign currency	610,523
Net increase in net assets resulting from operations	241,572
Increase (decrease) from shares of beneficial interest transactions:
Class A	762,373
Class C	114,102
Class I	10,159,000
Net increase from shares of beneficial interest transactions—Note 6	11,035,475
Total increase	11,277,047
Net Assets:
Beginning of period	—
END OF PERIOD	$11,277,047
Undistributed net investment income (accumulated loss)	$(30,126)

* Commenced operations December 29, 2010.

THE ALGER FUNDS II

Statements of Cash Flows (Unaudited)

For the six months ended April 30, 2011

	Alger Spectra Fund	Alger Dynamic Opportunities Fund*
INCREASE (DECREASE) IN CASH
Cash flows from operating activities:
Net increase in net assets resulting from operations	$153,739,155	$1,661,518
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(952,957,985)	(21,422,096)
Proceeds from disposition of investment securities	702,991,453	21,200,073
Increase in securities sold short	(11,251,812)	(59,713)
Bond amortization	9,880	1,100
Net options premium	—	(84,216)
Increase in interest and dividends receivable	(325,010)	(1,500)
Decrease in receivable for securities sold	19,012,332	57,262
Increase in payable for securities purchased	(21,876,564)	(947,810)
Increase in prepaid expenses	(3,425)	(17,027)
Decrease (increase) in receivable from Investment Advisor	(1,657)	(3,697)
Decrease in accrued expenses	571,300	5,512
Unrealized appreciation on investments	(98,067,721)	(536,089)
Realized gain on investments	(58,180,021)	(1,273,471)
Net use of cash in operating activities	(266,340,075)	(1,420,154)
Cash flows from financing activities:
Proceeds from shares sold	382,696,796	4,826,903
Payments on shares redeemed	(102,735,441)	(4,904,914)
Net cash provided by/(used in) financing activities	279,961,355	(78,011)
Net increase(decrease) in cash	13,621,280	(1,498,165)

Unrestricted Cash:
Beginning balance	21,217,394	7,540,974
Ending balance	$34,838,674	$6,042,809

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class A
	Six months ended 4/30/2011(i)		Year ended 10/31/2010		Year ended 10/31/2009		Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$11.33		$9.28		$7.07		$12.00	$8.49	$6.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)		(0.06)		(0.02)		(0.07)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	2.29		2.11		2.23		(4.86)	3.59	1.65
Total from investment operations	2.26		2.05		2.21		(4.93)	3.51	1.55
Net asset value, end of period	$13.59		$11.33		$9.28		$7.07	$12.00	$8.49
Total return(iii)	19.9%		22.0%		31.4%		(41.1)%	41.3%	22.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$752,949		$488,872		$280,139		$170,147	$329,830	$191,387
Ratio of gross expenses to average net assets	1.61	%(iv)	1.74	%(v)	1.90	%(vi)	2.01%	2.07%	2.01%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		0.00%		(0.48)%	(0.48)%	0.00%
Ratio of net expenses to average net assets	1.61%		1.74%		1.90%		1.53%	1.59%	2.01%
Ratio of net investment income (loss) to average net assets	(0.55)%		(0.57)%		(0.29)%		(0.65)%	(0.79)%	(1.20)%
Portfolio turnover rate	94.49%		252.68%		362.48%		313.46%	282.13%	232.20%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.23% related to dividend expense on short positions and interest expense for the period ended 4/30/2010.

(v) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/2010.

(vi) Includes 0.29% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

See Notes to Financial Statements.

Alger Spectra Fund

	Class C
	Six months ended 4/30/2011(i)		Year ended 10/31/2010		Year ended 10/31/2009		From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$11.18		$9.23		$7.07		$8.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.08)		(0.14)		(0.12)		(0.01)
Net realized and unrealized gain (loss) on investments	2.26		2.09		2.28		(1.70)
Total from investment operations	2.18		1.95		2.16		(1.71)
Net asset value, end of period	$13.36		$11.18		$9.23		$7.07
Total return(iv)	19.6%		21.0%		30.6%		(19.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$106,992		$47,351		$4,685		$90
Ratio of gross expenses to average net assets	2.38	%(v)	2.52	%(vi)	2.48	%(vii)	2.27%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		0.00%		(0.02)%
Ratio of net expenses to average net assets	2.38%		2.52%		2.48%		2.25%
Ratio of net investment income (loss) to average net assets	(1.32)%		(1.38)%		(1.35)%		(0.92)%
Portfolio turnover rate	94.49%		252.68%		362.48%		313.46%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.23% related to dividend expense on short positions and interest expense for the period ended 4/30/2010.

(vi) Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

(vii) Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

See Notes to Financial Statements.

Alger Spectra Fund

	Class I							Class Z
	Six months ended 4/30/2011(i)		Year ended 10/31/2010		Year ended 10/31/2009		From 9/24/2008 (commencement of operations) to 10/31/2008(ii)	From 12/29/2010 (commencement of operations) to 4/30/2011(ii)
Net asset value, beginning of period	$11.39		$9.32		$7.08		$8.78	$12.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.03)		(0.05)		(0.07)		—	(0.01)
Net realized and unrealized gain (loss) on investments	2.31		2.12		2.31		(1.70)	1.42
Total from investment operations	2.28		2.07		2.24		(1.70)	1.41
Net asset value, end of period	$13.67		$11.39		$9.32		$7.08	$13.61
Total return(iv)	20.1%		22.1%		31.8%		(19.4)%	11.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$237,469		$116,343		$63,719		$81	$363
Ratio of gross expenses to average net assets	1.53	%(v)	1.64	%(vi)	1.50	%(vii)	1.53%	8.27	%(v)
Ratio of expense reimbursements to average net assets	0.00%		(0.01)%		(0.05)%		(0.28)%	(6.91)%
Ratio of net expenses to average net assets	1.53%		1.63%		1.45%		1.25%	1.36%
Ratio of net investment income (loss) to average net assets	(0.47)%		(0.46)%		(0.77)%		0.09%	(0.27)%
Portfolio turnover rate	94.49%		252.68%		362.48%		313.46%	94.49%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.23% related to dividend expense on short positions and interest expense for the period ended 4/30/2010.

(vi) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

(vii) Includes 0.20% related to dividend expense of short positions and interest expense for the period ended 10/31/2009.

See Notes to Financial Statements.

Alger Green Fund

	Class A(i)
	Six months ended 4/30/2011(ii)	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$6.03	$5.24	$4.52	$7.90	$6.61	$6.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.01)	(0.01)	0.00	(0.01)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.61	0.80	0.72	(3.19)	2.09	1.13
Total from investment operations	0.60	0.79	0.72	(3.20)	2.06	1.10
Distributions from net realized gains	—	—	—	(0.18)	(0.77)	(0.66)
Net asset value, end of period	$6.63	$6.03	$5.24	$4.52	$7.90	$6.61
Total return(iv)	10.0%	15.1%	15.9%	(41.4)%	34.4%	19.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$37,253	$37,545	$27,335	$22,307	$13,744	$2,446
Ratio of gross expenses to average net assets	1.39%	1.44%	1.87%	1.49%	2.15%	7.04%
Ratio of expense reimbursements to average net assets	(0.14)%	(0.19)%	(0.62)%	(0.24)%	(0.90)%	(5.79)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.21)%	(0.10)%	(0.21)%	(0.42)%	(0.53)%
Portfolio turnover rate	5.42%	29.44%	79.75%	106.34%	131.66%	209.65%

(i) Commenced operations January 12, 2007 after the reorganization of the Class I and R shares of the Alger Green Institutional Fund into the Class N shares of the Alger Green Fund. Class N shares were redesiginated as Class A shares on September 24, 2008. The Financial Highlights prior to January 11, 2007 is that of its predecessor fund, Alger Green Institutional Fund.

(ii) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Green Fund

	Class C
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$5.94	$5.20	$4.51	$5.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.03)	(0.05)	(0.05)	—
Net realized and unrealized gain (loss) on investments	0.59	0.79	0.74	(1.14)
Total from investment operations	0.56	0.74	0.69	(1.14)
Net asset value, end of period	$6.50	$5.94	$5.20	$4.51
Total return(iv)	9.4%	14.2%	15.3%	(20.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,917	$2,436	$1,041	$90
Ratio of gross expenses to average net assets	2.20%	2.26%	2.49%	2.17%
Ratio of expense reimbursements to average net assets	(0.20)%	(0.26)%	(0.49)%	(0.17)%
Ratio of net expenses to average net assets	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.97)%	(0.97)%	(1.05)%	(1.01)%
Portfolio turnover rate	5.42%	29.44%	79.75%	106.34%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Green Fund

	Class I
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$6.02	$5.24	$4.52	$5.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.01)	(0.01)	(0.01)	—
Net realized and unrealized gain (loss) on investments	0.61	0.79	0.73	(1.13)
Total from investment operations	0.60	0.78	0.72	(1.13)
Net asset value, end of period	$6.62	$6.02	$5.24	$4.52
Total return(iv)	10.0%	14.9%	15.9%	(20.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$21,365	$13,461	$6,612	$80
Ratio of gross expenses to average net assets	1.35%	1.47%	1.63%	1.42%
Ratio of expense reimbursements to average net assets	(0.10)%	(0.22)%	(0.38)%	(0.17)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.24)%	(0.22)%	(0.28)%	(0.26)%
Portfolio turnover rate	5.42%	29.44%	79.75%	106.34%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Analyst Fund

	Class A
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	From 3/30/2007 (commence-ment of operations) to 10/31/2007(ii)
Net asset value, beginning of period	$9.54	$8.02	$6.57	$12.07	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.03)	(0.05)	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	1.49	1.57	1.49	(4.93)	2.11
Total from investment operations	1.46	1.52	1.45	(4.99)	2.07
Distributions from net realized gains	—	—	—	(0.51)	—
Net asset value, end of period	$11.00	$9.54	$8.02	$6.57	$12.07
Total return(iv)	15.3%	19.0%	22.1%	(43.0)%	20.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,541	$2,236	$1,722	$1,360	$2,675
Ratio of gross expenses to average net assets	4.87%	5.68%	7.62%	3.04%	2.50%
Ratio of expense reimbursements to average net assets	(3.67)%	(4.48)%	(6.42)%	(1.84)%	(1.30)%
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.54)%	(0.60)%	(0.53)%	(0.60)%	(0.66)%
Portfolio turnover rate	61.64%	73.54%	144.99%	124.91%	67.44%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Analyst Fund

	Class C
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$9.39	$7.95	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.06)	(0.12)	(0.09)	(0.01)
Net realized and unrealized gain (loss) on investments	1.46	1.56	1.48	(1.98)
Total from investment operations	1.40	1.44	1.39	(1.99)
Net asset value, end of period	$10.79	$9.39	$7.95	$6.56
Total return(iv)	14.9%	18.1%	21.2%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$185	$166	$126	$77
Ratio of gross expenses to average net assets	6.30%	6.54%	8.49%	6.60%
Ratio of expense reimbursements to average net assets	(4.35)%	(4.59)%	(6.54)%	(4.65)%
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to average net assets	(1.28)%	(1.35)%	(1.29)%	(1.31)%
Portfolio turnover rate	61.64%	73.54%	144.99%	124.91%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Analyst Fund

	Class I
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$9.53	$8.01	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.03)	(0.05)	(0.04)	—
Net realized and unrealized gain (loss) on investments	1.50	1.57	1.49	(1.99)
Total from investment operations	1.47	1.52	1.45	(1.99)
Net asset value, end of period	$11.00	$9.53	$8.01	$6.56
Total return(iv)	15.4%	19.0%	22.1%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$986	$183	$155	$77
Ratio of gross expenses to average net assets	6.77%	14.02%	7.75%	5.85%
Ratio of expense reimbursements to average net assets	(5.57)%	(12.82)%	(6.55)%	(4.65)%
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.56)%	(0.60)%	(0.56)%	(0.56)%
Portfolio turnover rate	61.64%	73.54%	144.99%	124.91%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Dynamic Opportunities Fund

	Class A				Class C		Class Z
	Six months ended 4/30/2011(i)		From 11/2/2009 (commencement of operations) to 10/31/2010(ii)		From 12/29/2010 (commencement of operations) to 4/30/2011(ii)		From 12/29/2010 (commencement of operations) to 4/30/2011(ii)
Net asset value, beginning of period	$10.55		$10.00		$—		$—
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.11)		(0.19)		(0.10)		(0.07)
Net realized and unrealized gain (loss) on investments	1.47		0.74		11.97		11.98
Total from investment operations	1.36		0.55		11.87		11.91
Net asset value, end of period	$11.91		$10.55		$11.87		$11.91
Total return(iv)	12.9%		5.5%		8.3%		8.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,585		$14,527		$226		$1
Ratio of gross expenses to average net assets	3.38	%(v)	3.15	%(vi)	6.66	%(vii)	1307.96	%(viii)
Ratio of expense reimbursements to average net assets	(0.77)%		(0.78)%		(3.23)%		(1305.54)%
Ratio of net expenses to average net assets	2.61%		2.37%		3.43%		2.42%
Ratio of net investment income (loss) to average net assets	(2.04)%		(1.86)%		(2.80)%		(1.89)%
Portfolio turnover rate	370.54%		438.65%		370.54%		370.54%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 4/30/2010.

(vi) Includes 0.45% related to dividend expense on short positions and interest expense for the period ended 10/31/2010.

(vii) Includes 0.68% related to dividend on short positions and interest expense for the period ended 4/30/2011.

(viii) Includes 0.67% related to dividend on short positions and interest expense for the period ended 4/30/2011.

See Notes to Financial Statements.

Alger Emerging Markets Fund

	Class A	Class C	Class I
	From 12/29/2010 (commencement of operations) to 4/30/2011(i)	From 12/29/2010 (commencement of operations) to 4/30/2011(i)	From 12/29/2010 (commencement of operations) to 4/30/2011(i)
Net asset value, beginning of period	$10.00	$10.00	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	0.25	0.22	0.22
Total from investment operations	0.24	0.17	0.19
Net asset value, end of period	$10.24	$10.17	$10.19
Total return(iii)	2.4%	1.7%	1.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$801	$119	$10,357
Ratio of gross expenses to average net assets	5.54%	8.60%	4.13%
Ratio of expense reimbursements to average net assets	(3.84)%	(6.15)%	(2.43)%
Ratio of net expenses to average net assets	1.70%	2.45%	1.70%
Ratio of net investment income (loss) to average net assets	(0.39)%	(1.42)%	(0.91)%
Portfolio turnover rate	58.65%	58.65%	58.65%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.  On December 14, 2010, the Board of Trustees approved the liquidation of the Alger International Opportunities Fund effective January 24, 2011.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares, Class I shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the cost of its plan of distribution and transfer agency and sub-transfer agency services.

NOTE 2 — Summary of Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                 Level 1 — quoted prices in active markets for identical investments

•                 Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                 Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and short-term securities maturing in sixty days or less.  Such short-term securities are valued at amortized cost which approximates market value.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date.  A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date.  When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale).  As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the tax returns for the Alger Spectra Fund, Alger Green Fund and Alger Analyst Fund remains open for the tax years 2007-2010.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.  These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a present a fair statement of results for the interim period.  All such adjustments are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management  or the Manager), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory Fee	Administration Fee
Alger Spectra Fund	0.90%	.0275%
Alger Green Fund	0.71	.0275
Alger Analyst Fund	0.85	.0275
Alger Dynamic Opportunities Fund	1.20	.0275
Alger Emerging Markets Fund	1.10	.0275

Alger Management has established an expense cap for several share classes, effective through February 28, 2012, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	Class				Fees Waived / Reimbursed for the Six Months Ended April 30,
	A	C	I	Z	2011
Alger Spectra Fund	N/A	N/A	N/A	1.10%	$4,703
Alger Green Fund	1.25%	2.00%	1.25%	N/A	36,731
Alger Analyst Fund	1.20	1.95	1.20	N/A	64,816
Alger Dynamic Opportunities Fund	2.00	2.75	N/A	1.75	59,198
Alger Emerging Markets Fund	1.70	2.45	1.70	N/A	83,664

(b) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and C

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

shares and 0.01% of the daily net assets of the Class I shares and Class Z shares for these services.  From November 1, 2010 through April 30, 2011, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund incurred fees of $64,145, $4,217, $241, $1,161 and $343, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. Fees paid by Alger Management to intermediaries that provide omnibus account services or sub-accounting are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the six months ended April 30, 2011, Alger Management charged back to Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund $95,033, $18,557, $96, $2,584 and $66, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(c) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.  For the six months ended April 30, 2011, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated the distributor (the “Distributor” or “Alger Inc.”), were as follows:

	Initial Sales Charges	Contingent Deferred Sales Charges
Alger Spectra Fund	$2,197	$14,196
Alger Green Fund	352	386
Alger Analyst Fund	—	—
Alger Dynamic Opportunities Fund	120	—
Alger Emerging Markets Fund	60	—

(d) Brokerage Commissions: During the six months ended April 30, 2011, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund paid Alger Inc., an affiliate of Alger Management, $564,299, $2,359, $2,318, $336 and $2,155, respectively, in connection with securities transactions.

(e) Trustees’ Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member a Fund’s audit committee receives an additional $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(f) Distribution/Shareholder Servicing Fees: The Trust has adopted a distribution plan pursuant to which each share class of each Fund pays Alger Inc. a fee at the annual rate listed

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

below of the respective average daily net assets of the share class of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

Fee
Share Class	Rate
A	0.25%
C	1.00
I	0.25

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each fund may borrow in an amount up to 10% of its net assets from other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding during the six months ended April 30, 2011.

During the six months ended April 30, 2011, Alger Spectra Fund incurred interfund loan interest expenses of $1,691.

(h) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of Alger Management and Alger Inc.  At April 30, 2011, Alger Management and its affiliates owned the following shares:

	Share Class
	A	C	I	Z
Alger Spectra Fund	1,197,006	11,390	11,390	82
Alger Green Fund	438,941	17,699	82	N/A
Alger Analyst Fund	195,435	11,696	75,251	N/A
Alger Dynamic Opportunities Fund	623,255	91	—	91
Alger Emerging Markets Fund	100	100	999,800	N/A

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than short-term securities, for the six months ended April 30, 2011:

	PURCHASES	SALES
Alger Spectra Fund	$952,957,985	$703,109,735
Alger Green Fund	5,921,317	3,025,044
Alger Analyst Fund	2,146,195	1,656,427
Alger Dynamic Opportunities Fund	21,422,096	21,198,718
Alger Emerging Markets Fund	15,761,481	5,427,099

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Written call and put options activity for the year ended April 30, 2011, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Dynamic Opportunities Fund
Call Options outstanding at October 31, 2010	10	$3,620
Call Options written	—	—
Call Options closed	10	3,620
Call Options expired	—	—
Call Options exercised	—	—
Call Options outstanding at April 30, 2011	—	$—

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Dynamic Opportunities Fund
Put Options outstanding at October 31, 2010	10	$4,620
Put Options written	—	—
Put Options closed	10	4,620
Put Options expired	—	—
Put Options exercised	—	—
Put Options outstanding at April 30, 2011	—	$—

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3 (g).  For the six months ended April 30, 2011, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$396,898	1.41%
Alger Dynamic Opportunities Fund	33,629	2.26
Alger Emerging Markets Fund	1,832	7.58

The highest amount borrowed during the six month ended April 30, 2011, for each Fund was as follows:

Highest Borrowing
Alger Spectra Fund	$4,169,213
Alger Dynamic Opportunities Fund	1,795,146
Alger Emerging Markets Fund	122,462

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	19,220,083	$242,670,136	25,833,980	$271,840,532
Shares redeemed	(6,993,283)	(88,617,290)	(12,853,111)	(131,162,233)
Net increase	12,226,800	$154,052,846	12,980,869	$140,678,299
Class C:
Shares sold	4,052,221	$50,253,205	3,907,921	$40,781,300
Shares redeemed	(282,133)	(3,509,006)	(178,613)	(1,827,110)
Net increase	3,770,088	$46,744,199	3,729,308	$38,954,190
Class I:
Shares sold	8,046,200	$101,595,278	4,414,404	$47,157,775
Shares redeemed	(892,799)	(11,266,600)	(1,032,258)	(10,681,389)
Net increase	7,153,401	$90,328,678	3,382,146	$36,476,386
Class Z:
Shares sold	26,664	$342,027	—	$—
Net increase	26,664	$342,027	—	$—

Alger Green Fund
Class A:
Shares sold	511,969	$3,240,533	2,505,937	$14,445,528
Shares redeemed	(1,117,276)	(7,051,198)	(1,493,275)	(8,541,692)
Net increase (decrease)	(605,307)	$(3,810,665)	1,012,662	$5,903,836
Class C:
Shares sold	63,994	$400,965	251,608	$1,418,764
Shares redeemed	(25,692)	(162,376)	(41,521)	(234,519)
Net increase	38,302	$238,589	210,087	$1,184,245
Class I:
Shares sold	1,386,068	$8,633,800	1,483,747	$8,496,680
Shares redeemed	(393,299)	(2,502,279)	(511,099)	(2,849,792)
Net increase	992,769	$6,131,521	972,648	$5,646,888

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Analyst Fund
Class A:
Shares sold	7,001	$68,800	25,949	$226,361
Shares redeemed	(10,503)	(106,483)	(6,224)	(57,044)
Net increase (decrease)	(3,502)	$(37,683)	19,725	$169,317
Class C:
Shares sold	—	$—	4,457	$38,989
Shares redeemed	(506)	(5,098)	(2,617)	(23,510)
Net increase (decrease)	(506)	$(5,098)	1,840	$15,479
Class I:
Shares sold	72,177	$726,932	5,785	$52,944
Shares redeemed	(1,659)	(17,262)	(5,994)	(52,841)
Net increase (decrease)	70,518	$709,670	(209)	$103

Alger Dynamic Opportunities Fund
Class A:
Shares sold	377,741	$4,317,667	1,838,021	$18,981,601
Shares redeemed	(445,623)	(4,913,896)	(461,112)	(4,707,757)
Net increase (decrease)	(67,882)	$(596,229)	1,376,909	$14,273,844
Class C:
Shares sold	19,025	$218,327	—	$—
Net increase	19,025	$218,327	—	$—
Class Z:
Shares sold	91	$1,000	—	$—
Net increase	91	$1,000	—	$—

Alger Emerging Markets Fund
Class A:
Shares sold	79,918	$779,036	—	$—
Shares redeemed	(1,716)	(16,663)	—	—
Net increase	78,202	$762,373	—	$—
Class C:
Shares sold	11,733	$114,102	—	$—
Net increase	11,733	$114,102	—	$—
Class I:
Shares sold	1,016,412	$10,159,000	—	$—
Net increase	1,016,412	$10,159,000	—	$—

During the year ended October 31, 2009, shares sold for the Alger Spectra Fund included a subscription-in-kind of 54,355 Class I shares valued at $57,789,822.

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities and were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2011	FOR THE YEAR ENDED OCTOBER 31, 2010
Alger Spectra Fund	$17,962	$29,243
Alger Green Fund	81	1,500
Alger Analyst Fund	—	—
Alger Dynamic Opportunities Fund	34	1,364
Alger Emerging Markets Fund	—	—

NOTE 7 — Income Tax Information:

At October 31, 2010, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Spectra Fund	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund
2016	$31,478,777	$2,221,606	$26,250	—
2017	1,215,198	5,042,397	391,053	—
Total	32,693,975	7,264,003	417,303	—

Expiration Dates	Alger Emerging Markets Fund
Total	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2011 in valuing the Funds’ investments and securities sold short carried at fair value:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$164,667,333	$164,667,333	—	—
Consumer Staples	40,264,990	40,264,990	—	—
Energy	125,685,902	125,685,902	—	—
Financials	84,028,156	84,028,156	—	—
Health Care	130,798,430	130,798,430	—	—
Industrials	169,858,522	169,858,522	—	—
Information Technology	318,566,686	318,566,686	—	—
Materials	60,757,377	60,757,377	—	—
Telecommunication Services	5,404,104	5,404,104	—	—
TOTAL COMMON STOCKS	$1,100,031,500	$1,100,031,500	—	—
CONVERTIBLE CORPORATE BONDS
Consumer Discretionary	$4,401,540	—	$4,401,540	—
CONVERTIBLE PREFERRED STOCK
Health Care	$2,843,610	—	—	$2,843,610
PREFERRED STOCKS
Financials	$5,389,524	$5,389,524	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,112,666,174	$1,105,421,024	$4,401,540	$2,843,610
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$2,541,528	$2,541,528	—	—
Consumer Staples	$3,865,583	$3,865,583	—	—
Energy	6,012,010	6,012,010	—	—
Financials	14,209,363	14,209,363	—	—
Health Care	16,448,337	16,448,337	—	—
Industrials	4,052,700	4,052,700	—	—
Information Technology	8,891,355	8,891,355	—	—
Telecommunication Services	2,954,016	2,954,016	—	—
TOTAL SECURITIES SOLD SHORT	$58,974,892	$58,974,892	—	—

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$11,913,531	$11,913,531	—	—
Consumer Staples	3,896,046	3,896,046	—	—
Energy	1,555,867	1,555,867	—	—
Financials	1,726,048	1,726,048	—	—
Health Care	3,954,096	3,954,096	—	—
Industrials	11,821,312	11,821,312	—	—
Information Technology	18,086,690	18,086,690	—	—
Materials	4,533,919	4,533,919	—	—
Utilities	1,305,041	1,305,041	—	—
TOTAL COMMON STOCKS	$58,792,550	$58,792,550	—	—
CONVERTIBLE CORPORATE BONDS
Industrials	$129,663	—	$129,663	—
TOTAL INVESTMENTS IN SECURITIES	$58,922,213	$58,792,550	$129,663	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Analyst Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$688,590	$688,590	—	—
Consumer Staples	84,544	84,544	—	—
Energy	370,230	370,230	—	—
Financials	165,266	165,266	—	—
Health Care	363,181	363,181	—	—
Industrials	376,093	376,093	—	—
Information Technology	874,530	874,530	—	—
Materials	174,105	174,105	—	—
Telecommunication Services	41,814	41,814	—	—
TOTAL COMMON STOCKS	$3,138,353	$3,138,353	—	—
TOTAL INVESTMENTS IN SECURITIES	$3,138,353	$3,138,353	—	—

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,478,661	$1,478,661	—	—
Consumer Staples	335,305	335,305	—	—
Energy	2,368,969	2,368,969	—	—
Financials	544,090	544,090	—	—
Health Care	1,853,018	1,853,018	—	—
Industrials	1,829,316	1,829,316	—	—
Information Technology	3,874,488	3,874,488	—	—
Materials	843,559	843,559	—	—
TOTAL COMMON STOCKS	$13,127,406	$13,127,406	—	—
CONVERTIBLE PREFERRED STOCK
Health Care	$210,652	—	—	$210,652
PREFERRED STOCKS
Financials	$140,273	$140,273	—	—
PURCHASED OPTIONS
	$7,195	$7,195	—	—
TOTAL INVESTMENTS IN SECURITIES	$13,485,526	$13,274,874	—	$210,652
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$524,448	$524,448	—	—
Consumer Staples	$30,752	$30,752	—	—
Energy	661,959	661,959	—	—
Financials	1,080,755	1,080,755	—	—
Health Care	359,724	359,724	—	—
Industrials	424,072	424,072	—	—
Information Technology	1,517,155	1,517,155	—	—
Materials	71,128	71,128	—	—
TOTAL SECURITIES SOLD SHORT	$4,669,993	$4,669,993	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,412,132	$1,412,132	—	—
Consumer Staples	575,307	575,307	—	—
Energy	1,545,459	1,545,459	—	—
Financials	2,128,758	2,128,758	—	—
Health Care	140,407	140,407	—	—
Industrials	633,759	633,759	—	—
Information Technology	1,446,916	1,446,916	—	—
Materials	2,094,255	2,094,255	—	—
Telecommunication Services	419,259	419,259	—	—
Utilities	248,799	248,799	—	—
TOTAL COMMON STOCKS	$10,645,051	$10,645,051	—	—
TOTAL INVESTMENTS IN SECURITIES	$10,645,051	$10,645,051	—	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Spectra Fund	Convertible Preferred Stock
Opening balance at November 1, 2010	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	2,843,610
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2011	2,843,610
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at April 30, 2011	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Dynamic Opportunities Fund	Convertible Preferred Stock
Opening balance at November 1, 2010	$113,001
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	97,651
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2011	210,652
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at April 30, 2011	$97,651

For the 6 months ended April 30, 2011, Alger Spectra Fund transferred securities totaling $6,215,336 from Level 2 to Level 1, utilizing exchange listed prices rather than fair value adjusted prices.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ return, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the six months ended April 30, 2011, options were used in accordance with these objectives.

The fair values of derivative instruments as of April 30, 2011 are as follows:

Alger Dynamic Opportunities Fund

	ASSET DERIVATIVES 2010		LIABILITY DERIVATIVES 2010
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in securities, at value	$7,195	—	—
Total		$7,195	—	—

For the six months ended April 30, 2011, Alger Dynamic Opportunities Fund had option purchases of $147,230 and option sales of $60,570.  The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2011 is as follows:

Net realized gain on investments and options

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(62,673)
Written Options	$2,829
Total	$(59,844)

Net change in unrealized appreciation (depreciation) on investments, options

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(19,212)
Written Options	—
Total	$(19,212)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits, including all claims against Alger Mutual Funds and their independent trustees, were dismissed by the court, the Alger-related class and derivative suits were settled.  A Final Judgment and Order approving the settlement was entered on October 25, 2010.  No appeals from the Final Judgment and Order were filed within the allotted time limit. The settlement was paid by insurance, and had no financial impact on the Alger Mutual Funds.

NOTE 11 — Recent Accounting Pronouncements:

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (International Financial Reporting Standards).  The ASU converge fair value measurement and disclosure guidance in U.S. GAAP with the guidance in the International Accounting Standards Board’s concurrently issued IFRS 13, Fair Value Measurement. These amendments do not modify the requirements for when fair value measurements apply; rather, they generally represent clarifications on how to measure and disclose fair value under ASC 820, Fair Value Measurement. The application of ASU 2011-04 is required for fiscal years and interim periods beginning after Dec. 15, 2011. At this time, management is evaluation the implications of ASU 2011-04.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2011.  No such events have been identified which require recognition and disclosure.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2010 and ending April 30, 2011.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2010 (d)	Ending Account Value April 30, 2011	Expenses Paid During the Six Months Ended April 30, 2011 (d)(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2011(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,199.47	$8.78	1.61%
	Hypothetical(c)	1,000.00	1,016.81	8.05	1.61
Class C	Actual	1,000.00	1,196.06	12.96	2.38
	Hypothetical(c)	1,000.00	1,013.00	11.88	2.38
Class I	Actual	1,000.00	1,201.23	8.36	1.53
	Hypothetical(c)	1,000.00	1,017.19	7.67	1.53
Class Z	Actual	1,000.00	1,201.24	7.40	1.36
	Hypothetical(c)	1,000.00	1,018.07	6.79	1.36

Alger Green Fund
Class A	Actual	$1,000.00	$1,099.50	$6.53	1.25%
	Hypothetical(c)	1,000.00	1,018.57	6.28	1.25
Class C	Actual	1,000.00	1,094.28	10.42	2.00
	Hypothetical(c)	1,000.00	1,014.85	10.02	2.00
Class I	Actual	1,000.00	1,099.67	6.55	1.25
	Hypothetical(c)	1,000.00	1,018.56	6.29	1.25

Alger Analyst Fund
Class A	Actual	$1,000.00	$1,153.04	$6.41	1.20%
	Hypothetical(c)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	1,149.10	10.40	1.95
	Hypothetical(c)	1,000.00	1,015.12	9.75	1.95
Class I	Actual	1,000.00	1,154.25	6.42	1.20
	Hypothetical(c)	1,000.00	1,018.84	6.01	1.20

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,128.91	$13.75	2.61%
	Hypothetical(c)	1,000.00	1,011.87	13.00	2.61
Class C	Actual	1,000.00	1,123.76	18.06	3.43
	Hypothetical(c)	1,000.00	1,007.78	17.08	3.43
Class Z	Actual	1,000.00	1,128.91	12.79	2.42
	Hypothetical(c)	1,000.00	1,012.78	12.09	2.42

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$1,024.00	$8.51	1.70%
	Hypothetical(c)	1,000.00	1,016.39	8.47	1.70
Class C	Actual	1,000.00	1,017.00	12.21	2.45
	Hypothetical(c)	1,000.00	1,012.69	12.18	2.45
Class I	Actual	1,000.00	1,019.00	8.53	1.70
	Hypothetical(c)	1,000.00	1,016.34	8.52	1.70

(a)       Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)       Annualized.

(c)        5% annual return before expenses.

(d)       Class Z shares, Class C shares of the Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund commenced operations on December 29, 2010. Expenses paid are from inception to April 30, 2011.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are
Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do
How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER FUNDS II

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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AFIISAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:	June 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:	June 15, 2011

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:	June 15, 2011